Exhibit 10.7

AMENDED AND RESTATED THIRD AMENDMENT TO

AIRLINE OPERATING AGREEMENT AND TERMINAL BUILDING LEASE

MINNEAPOLIS-ST. PAUL INTERNATIONAL AIRPORT

This Amended and Restated Third Amendment to Airline Operating Agreement and Terminal Building Lease (the “Amended and Restated Third Amendment”) is entered into as of the 28th day of December 2007, by and between the Metropolitan Airports Commission, a public corporation under the laws of the State of Minnesota (hereinafter sometimes referred to as “MAC” or “Commission”), and Northwest Airlines, Inc., a corporation organized and existing under the laws of Minnesota and authorized to do business in the State of Minnesota (hereinafter referred to as “AIRLINE”).

WHEREAS, MAC and AIRLINE entered into an Airline Operating Agreement and Terminal Building Lease effective January 1, 1999 and amended such agreement as shown on Exhibit 1 (collectively, “Lease”).

WHEREAS, MAC and AIRLINE entered into the Third Amendment to Airline Operating Agreement and Terminal Building Lease dated May 9, 2007 and it has become necessary to modify certain provisions contained in such Third Amendment to conform Third Amendment with the form of the 2007A Amendment to the Airline Operating Agreement and Terminal Building Lease entered into between MAC and the other Signatory Airlines as set forth herein.

WHEREAS, AIRLINE, NWA, Inc. (“NWA”), Northwest Aerospace Training Corporation (“NATCO)”; collectively with Airline and NWA, the “Northwest Entities”) and MAC are parties to a series of agreements and documents with respect to the Minneapolis-St. Paul Metropolitan Airports Commission General Obligation Revenue Refunding Bonds, Series 15 (all such agreements, guaranties, security documents and other documents shall be collectively referred to as the “GO 15 Documents”).

WHEREAS,  the Northwest Entities filed a petition under Chapter 11 of Title 11 of the United States Code on September 14, 2005, which case is pending in the United States Bankruptcy Court for the Southern District of New York in an administratively consolidated case entitled In re Northwest Airlines Corporation et al.,  Case No. 05-17930(ALG) (“2005 Bankruptcy Case”).

WHEREAS, as part of its reorganization in the 2005 Bankruptcy Case, AIRLINE and MAC negotiated a comprehensive resolution of all lease and debt issues between them as set forth in a Memorandum of Understanding executed by AIRLINE on February 12, 2007 and by MAC on February 19, 2007 (“MOU”).  As part of such comprehensive agreement documented in the MOU, AIRLINE requested that, and MAC agreed to, make significant changes to the existing Airline Operating Agreement and Terminal Building Leases between the MAC and each Signatory Airline, including AIRLINE’s Lease, that would provide substantial reductions in rates and charges payable by each Signatory Airline, including AIRLINE, and requiring that MAC share revenue generated from various sources at the Airport with such airlines.

WHEREAS, as part of such comprehensive agreement, MAC has agreed to amend the existing Airline Operating Agreement and Terminal Building Leases between the MAC and each Signatory Airline, including AIRLINE’s Lease on the terms and conditions set forth herein, provided that (i) each Signatory Airline shall be entitled to the reduction of rates and charges and the revenue sharing to be provided by the MAC hereunder only to the extent that such airline remains in compliance with all of its obligations to the MAC, and (ii) in the case of AIRLINE, (a) the Northwest Entities agree that their plan of reorganization will provide that the Northwest Entities will continue to fully perform all obligations under the GO 15 Documents with all such obligations remaining unimpaired, and (b) the GO 15 Documents shall be amended to, among other things, pledge the right of AIRLINE to receive revenue sharing proceeds to MAC as security for AIRLINE’S obligations under the GO 15 Documents.

WHEREAS, the Amendment evidenced hereby and the protections described above are an essential part of the comprehensive resolution and are fundamental to the Agreement contained in the MOU.

WHEREAS, in consideration for, among other things, the foregoing and at AIRLINE’S request, MAC is willing to allow the future anticipated revenue sharing proceeds to be used to determine the AIRLINE’S compliance with its minimum collateral requirements under the GO 15 Documents.

WHEREAS, AIRLINE hereby acknowledges and accepts that it is reasonable and non-discriminatory under the circumstances that pursuant to the Amendment to Lease dated March 29, 2002, MAC may cancel AIRLINE’s Short Term Gates for any Airline proposing to add additional air service and desiring to lease a gate directly from MAC, while the same Short Term Gate provision applicable to other Signatory Airlines provides MAC the ability to cancel the lease of a Short Term Gate only for if an Airline presently not leasing a gate directly from MAC or not currently providing air service to the airport is proposing to add additional air service and desires to lease a gate directly from MAC.

NOW THEREFORE, in consideration of the foregoing, the parties agree to amend the Lease as follows:

I.              INCORPORATION OF AIRLINE OPERATING AGREEMENT AND TERMINAL BUILDING LEASE

Except as set forth in this Amended and Restated Third Amendment, the Lease shall remain in full force and effect.  In the event of a conflict between this Amended and Restated Third Amendments and the Lease, the provisions of this Amended and Restated Third Amendment shall control.

II.            DEFINITIONS

All capitalized terms used in this Amended and Restated Third Amendment but not defined herein shall have the meanings given them in the Lease.  The following terms, as used herein and in the Lease, shall have the meanings set forth below and, to the extent any such term was defined in the Lease, the definition contained in the Lease shall be deleted and replaced with the definition for such term set forth below:

A.                                   “2005 Bankruptcy Case” means that certain administratively consolidated case pending in the United States Bankruptcy Court for the Southern District of New York entitled In re Northwest Airlines Corporation et al, Case No. 05-17930 (ALG) commenced pursuant to a petition filed by AIRLINE and its affiliates under Chapter 11 of Title 11 of the United States Code on September 14, 2005.

B.                                     “Affiliated Airline” means an Airline other than Airline that (a) operates aircraft of 76 passenger seats or less at the Airport and is party to a code share agreement with AIRLINE applicable to such Airline’s flights to and from the Airport, (b) has signed an Airline Operating Agreement and Terminal Building Lease similar to the form of this Agreement, (c) is party to an Airline Services Agreement with AIRLINE and (d) has been designated in writing by AIRLINE as an “affiliate” of AIRLINE.

C.                                     “Airline Rented Space” means the aggregate of that portion of Rentable Space under lease to all Signatory Airlines.

D.                                    “Airline Services Agreement” means any agreement between AIRLINE and any regional air carrier pursuant to which such air carrier provides air transportation services for AIRLINE under AIRLINE’s designator code.

E.                                      “Amendment Effective Date” shall have the meaning ascribed to such term in Section XII of this Amended and Restated Third Amendment.

F.                                      “Annual Gross Revenue” means rent, concessions fees or similar charges actually received during any Fiscal Year by MAC from Selected Concessions.  Annual Gross Revenue shall not include sales taxes, utility fees, consortium fees, key money, customer facilities charges or other similar “pass through” charges.

G.                                     “Auto Rental Concessions” means all auto rental companies or other business organizations operating at either the Lindbergh or Humphrey Terminals pursuant to concessions agreements with MAC.

H.                                    “Assumed Agreements” shall have the meaning given to the term in Section XII of this Amended and Restated Third Amendment.

I.                                         “Debt Service” means the aggregate amount of principal and interest payments made by MAC that are due and payable during the Fiscal Year on MAC financings including but not limited to all future and existing general obligation revenue bonds, airport revenue bonds, refunding obligations, commercial paper (excluding the principal amount of commercial paper reissued during the Fiscal Year) and other debt instruments of the Commission and specifically including, but not limited to, those obligations specifically included on Exhibit 2 attached hereto.  In addition, debt service shall also include:

(i)                                     amounts paid as prepayment of obligations, if such prepayment is deemed approved by a Majority-In-Interest of Signatory Airlines pursuant to the provisions of Article VII.B. hereof,

Or

(ii)                                  principal and interest in accordance with its original scheduled amortization for any prepayment made by MAC which is not deemed approved by the Majority-In-Interest of Signatory Airlines in accordance with (i) above, until such time as the original principal amount of such prepaid obligation has been recovered by MAC.

J.                                        “Deferred Revenue Sharing Amount” shall have the meaning given to the term in Section VIII.I.4 of this Amended and Restated Third Amendment.

K.                                    “Flight” means a scheduled flight of jet aircraft with not less than 70 passenger seats.

L.                                      “Food and Beverage Concessions” means companies or other business organizations that sell consumable food or beverages items, excluding vending operations, to the traveling public at the Lindbergh (excluding sales from the G Concourse) or Humphrey Terminals, pursuant to concessions agreements with MAC.

M.                                 “GO13” means the Minneapolis-St. Paul Airports Commission Taxable General Obligation Revenue Bonds, Series 13, outstanding from time to time.

N.                                    “GO15” means the Minneapolis-St. Paul Metropolitan Airports Commission Taxable General Obligation Revenue Refunding Bonds, Series 15, outstanding from time to time.

O.                                    “Humphrey Terminal Repair and Replacement Surcharge” shall be equal to nine percent (9%) of the Repair and Replacement Amount.  This allocation shall be adjusted every five years based on increases to the cost center’s book value.

P.                                      “Headquarters” means the corporate office which constitutes (i) the principal office of AIRLINE or any assignee holding substantially (i.e., ninety percent (90%) or more) all of the assets of AIRLINE from which its business is conducted, and (ii) the principal office of

AIRLINE’s or such assignee entity’s CEO, CFO and a majority of its other senior management team members.

Q.                                    “Hub” means that AIRLINE and its regional Affiliated Airlines which are party to an Airline Services Agreement with AIRLINE shall maintain at the Airport no less than an aggregate annual average of 227 daily departing Flights on which an aggregate annual average of at least thirty percent (30%) of Enplanements are passengers whose travel neither originates from nor terminates at the Airport.

R.                                     “Lindbergh Terminal Repair and Replacement Surcharge” shall be equal to nineteen percent (19%) of the Repair and Replacement Amount divided by Airline Rented Space.  This allocation shall be adjusted every five years based on increases to the cost center’s book value.

S.                                      “Landing Fee Repair and Replacement Amount” shall be equal to sixty-eight percent (68%) of the Repair and Replacement Amount.  This allocation shall be adjusted every five years based on increases to the cost center’s book value.

T.                                     “Merchandise Concessions” means companies or other business organizations that sell retail or news products, excluding automated vending items, to the traveling public at the Lindbergh (excluding sales from the G Concourse) or Humphrey Terminals, pursuant to concessions agreements with MAC.

U.                                    “Net Revenues” has the meaning provided for in the Trust Indenture.

V.                                     “Repair and Replacement Amount” means a $15 million deposit for Fiscal Year 2006, and increased by three percent (3%) per annum for each Fiscal Year thereafter compounded annually (i.e., $15.45 million in Fiscal Year 2007, $15.91 million in Fiscal Year 2008, etc.) to a Repair and Replacement subaccount within the construction fund to be expended for major maintenance and minor (less than $2 million) capital projects, except for automobile parking facilities and roadways.

W.                                “Selected Concessions” means Food and Beverage Concessions, Merchandise Concessions, and Auto Rental Concessions.

X.                                    “Selected Concessions Revenues Escalation Factor” means the following annual percentage escalation factors (compounded) to be applied to the dollar thresholds provided in Section VIII.I.1:

Year	Annual Escalation Factor
2006	Base Year
2007	1.77%
2008	4.75%
2009	4.47%
2010	4.46%
2011	4.20%
2012	4.73%
2013	4.46%
2014	4.47%
2015	4.46%
2016	4.46%
2017	4.46%
2018	4.47%
2019	4.47%
2020	4.47%

Y.                                     “Terminal Apron” and “Terminal Ramp” shall be interchangeable terms and both terms shall mean the airport parking apron as shown on Exhibit D to the Lease, together with any additions and/or changes thereto.

Z.                                     “Terminal Apron Repair and Replacement Amount” shall be equal to four percent (4%) of the Repair and Replacement Amount.  This allocation shall be adjusted every five years based on increases to the cost center’s book value.

III.           TERM

Article II. “Term” of the Lease is hereby deleted in its entirety and replaced with the following:

II.                                     Term.

The term of this Agreement shall begin as of the Amendment Effective Date of this Agreement and end December 31, 2020 for all portions of the Premises, provided that the conditions for AIRLINE’s lease of the G Concourse during the period commencing on January 1, 2016 and ending December 31, 2020 shall be determined as set forth in Article II.A. below (hereinafter collectively referred to as the “Term”), and the rents, fees and other charges established by this Agreement shall apply to said term.

In addition to the foregoing:

A.                                   The conditions on which MAC will lease the G Concourse to AIRLINE during the period commencing January 1, 2016 and ending December 31, 2020 will be determined by the mutual agreement of the parties at the time the 2020 Plan is incorporated into the Lease, recognizing that it is the objective of both parties that (i) MAC assume operational control of the G Concourse during such period while continuing to lease to AIRLINE all gate, holdroom, ramp, office, support and operational spaces leased to AIRLINE on the Amendment Effective Date, and (ii) there shall be no substantive change in the net economic impact to either party taking into consideration all revenue and costs associated with operation and maintenance of the G Concourse, including, but not limited to, concession areas, gates, holdrooms, ramp and support and operations space.

B.                                     AIRLINE shall not enter into any agreement that could affect the operation of the G Concourse after December 31, 2015 without the prior written consent of MAC.

IV.           USE OF THE INTERNATIONAL ARRIVALS FACILITY

                Article III.C “Use of the International Arrivals Facility” shall be deleted in its entirety and replaced  with the following:

C.                                     Use of the International Arrivals Facility

MAC will control prioritization and utilization of the IAF and associated gates for international arrivals by Airlines providing International Regularly Scheduled Airline Service and may develop prioritization procedures not inconsistent with the terms of this Agreement. The provisions in this Section C. shall continue through December 31, 2020.

1.                                       In order to use the International Arrivals Facility, AIRLINE must maintain its status as International Regularly Scheduled Airline Service. AIRLINE shall provide MAC a detailed written certification for each numbered element on Exhibit H, upon MAC’s request. MAC retains the right to verify the status of AIRLINE and determine whether AIRLINE qualifies as International Regularly Scheduled Airline Service.

2.                                       Gates G1 through G10 and associated passenger loading bridges, ramp access and lobby and baggage facilities on Concourse G currently leased by Northwest Airlines, Inc. (hereinafter referred to as “Northwest” or “Northwest Airlines”) shall be made available for access to the International Arrivals Facility based on the following priority of use:

a.                                       International Regularly Scheduled Airline Service as defined in Exhibit H.

b.                                      Northwest or a Northwest Affiliated Airline domestic arrivals and departures.

c.                                       Non-scheduled irregular or delayed international charter arrivals when the expected delay for the flight to use the Humphrey Terminal facility will exceed 90 minutes and the use of an IAF gate will not interfere with the scheduled use of that gate. Such interference shall be defined as the overlap of the non-scheduled use with the scheduled use such that the scheduled flight will have to be relocated to another concourse for its operation or will have to wait for a gate due to the unavailability of any gate. Use of an IAF gate by a non-scheduled flight is subject to Northwest’s approval; such approval is not to be unreasonably withheld or delayed. Northwest shall designate an individual on site to give necessary approvals.

3.                                       Northwest shall provide all Ground Handling at the IAF gates subject to either (i) air carrier self-handling rights contained in AIP grant assurances, at rates that do not exceed those specified in the Mutual Assistance Ground Service Agreement, or (ii) authorize the use of a third party ground handling company to provide Ground Handling at the IAF gates upon a requesting airline executing the memorandum of understanding included as Exhibit W.  Northwest shall also provide reasonable access for air carriers to data and communications systems at gates G1-G10.

4.                                       No Airline aircraft will remain on gates G1-G10 over two hours if a narrow-body or three hours if a wide-body. Northwest will coordinate any moving of aircraft with MAC’s operations department, FAA and appropriate federal inspections agencies.

5.                                       AIRLINE, if it self-handles, or Northwest, if it provides Ground Handling to AIRLINE, on gates G1-G10, shall handle and dispose of all international waste on AIRLINE’s aircraft in accordance with the requirements of the United States Department of Agriculture.

6.                                       Northwest shall be responsible for all maintenance, repair, and operation of MAC jet bridges provided by MAC as part of the IAF.  Northwest shall make the MAC jet bridges available for use by all users of the IAF without additional charge.

Exhibit W has been attached to this Amendment as Exhibit 7

V.            ACCOMMODATION OF OTHER AIRLINES

Article IV.E. “Accommodation of Other Airlines” of the Lease is hereby deleted in its entirety and replaced with the following Article IV.E.:

1.                                       Thirty (30) days in advance of each schedule change AIRLINE shall provide MAC with a copy of the published schedule and a gate plot showing all times when aircraft are scheduled to be utilizing each Preferential Use gate, including aircraft type, projected arrival and departure times, and point of origin or destination, including activities by subtenants or airlines being accommodated.

2.                                       In furtherance of the public interest of having the Airport’s capacity fully and more effectively utilized, it is recognized by AIRLINE and MAC that (i) AIRLINE shall be prohibited from subleasing any of its Premises to another Airline without the prior written consent of MAC, which consent shall not be unreasonably withheld, delayed, or conditioned, however MAC shall not be required to approve any sublease if there is vacant space available from MAC and (ii) from time to time during the term of this Agreement it may become necessary for the AIRLINE to accommodate another Airline within its Premises or for MAC unilaterally to require AIRLINE to accommodate another Airline(s) within AIRLINE’s Premises as required for the following:

a.                                       To comply with any applicable rule, regulation, order or statute of any governmental entity that has jurisdiction over MAC, and to comply with federal grant assurances applicable to MAC.

b.                                      To implement a Capital Project at the Airport.

c.                                       To facilitate the providing of air services at the Airport by an Airline (“Requesting Airline”) when no Airline serving the Airport is willing to accommodate the Requesting Airline’s operational needs or requirements for facilities at reasonable costs or on other reasonable terms.

d.                                      To accommodate the irregular activity of another Airline (“Irregular Need”).

e.                                       To accommodate the Irregular Need of AIRLINE.  To the extent possible, AIRLINE shall accommodate its Irregular Need on its Preferential Use gate(s).  When such activity may not be accommodated on AIRLINE’S Preferential Use gate(s), AIRLINE shall seek accommodation from other Airlines on its own through coordination among such Airlines’ supervisors and managers.  In the event accommodation cannot be found on another Airline’s premises, AIRLINE may seek assistance from MAC.  MAC’s options shall include assigning use of non-leased gate premises or referring AIRLINE to MAC’s agent responsible for managing MAC’s remote parking locations.  For an Irregular Need, MAC shall not be responsible for unilaterally accommodating an Airline on another Airline’s leased premises. AIRLINE will be responsible for payment of all applicable fees and charges including, if applicable, appropriate FIS charges in connection with such accommodation.

f.                                         To accommodate a flight that has declared an emergency and such flight shall have priority over all other flight scheduling.

3.                                       In responding to a request for facilities for either a Requesting Airline or to accommodate Irregular Need, MAC shall first work with the Requesting Airline or Airline seeking accommodation of Irregular Need to use existing Common Use Space or unassigned space, if any is available.

4.                                       When necessary, MAC shall make a determination as to whether any Airline has underutilized facilities or capacity available.  In making such determination MAC shall not act unreasonably.  Such determinations by MAC shall take into consideration the following:

a.                                       The then existing utilization of AIRLINE’s Premises (including any requirements for spare gates and accommodation of AIRLINE’s Affiliates) and any bona fide plan of AIRLINE or any other Airline for the increased utilization of the AIRLINE’s Premises to be implemented within twelve (12) months thereafter (any non-public information provided by AIRLINE regarding planned or proposed routes, schedules or operations shall be treated as confidential by MAC to the maximum extent permitted by law).

b.                                      The need for compatibility among the current schedules, including RON requirements, flight times, operations, operating procedures and equipment of AIRLINE (and its Affiliate(s)) or any other Airline and those of the Requesting Airline or the Airline seeking accommodation of Irregular Need, as well as the need for labor harmony, facilities, resources, and other relevant factors.

c.                                       During irregular operations, AIRLINE’S scheduled operations will have priority over any accommodated Airline on its Premises.

d.                                      Any flights scheduled on AIRLINE’s Preferential use gate(s) must vacate the gate at least 45 minutes before the next use by AIRLINE.

e.                                       The maximum gate occupancy by narrow body aircraft for a Requesting Airline or an Airline seeking accommodation of Irregular Need shall be 45 minutes for an arrival, 45 minutes for a departure, or 1 hour and 30 minutes for a combined turn.

f.                                         The maximum scheduled gate occupancy by wide body aircraft for a Requesting Airline or an Airline seeking accommodation of Irregular Need shall be 1 hour for an arrival, 1 hour for a departure, or 2 hours for a combined turn.

g.                                      Any aircraft occupying a gate longer than the above timeframes may be required to vacate the gate to accommodate other operations.  Should this occur, upon AIRLINE’s request MAC will notify the Airline being accommodated as soon as MAC becomes aware of the requirement, but in any event no later than 15 minutes before the time that actual vacating is required.  Failure to vacate shall result in the imposition of additional overtime fees by AIRLINE to the accommodated Airline. If an Airline being accommodated does not vacate a gate as required, and AIRLINE requires the use of such gate, upon AIRLINE’s request MAC shall instruct Airline to remove its aircraft to another location leased by the Airline or to a remote location as designated by MAC’s agent.  If failure of the accommodated Airline to remove its aircraft results in AIRLINE requiring remote parking from MAC, MAC shall invoice the accommodated Airline for any remote parking fees that would be charged to AIRLINE.

h.                                      Before MAC accommodates a Requesting Airline within AIRLINE’s Premises, MAC must give AIRLINE ten (10) days prior written notice of its intent. AIRLINE must accept accommodation or notify MAC within ten (10) business days after AIRLINE’s receipt of such notice that it wishes to meet with MAC to show cause why the accommodation should not be made.

5.                                       The accommodated Airline shall be responsible for the payment of all applicable fees and charges for such use, including but not limited to appropriate FIS charges and overtime fees.

6.                                       In the event that any portion of AIRLINE’s Premises are used to accommodate another Airline or Irregular Need:

a.                                       AIRLINE shall be authorized to (i) charge such accommodated Airline a reasonable accommodation fee and (ii) require from the accommodated Airline an indemnity and defense undertaking, so long as such undertaking is not more favorable to AIRLINE than that which AIRLINE provide to MAC.

b.                                      Each accommodated Airline shall be responsible for (i) ensuring that its agents, employees, and contractors are properly qualified prior to operating any and all equipment and (ii) are responsible for securing jetway doors upon completion of use.

c.                                       AIRLINE shall not be required to indemnify and save harmless MAC, its employees or agents with regard to any claim for damages or personal injury arising out of any accommodated Airline’s use of AIRLINE’s premises, unless caused by the negligence of AIRLINE;

d.                                      AIRLINE shall not be liable to any accommodated Airline or any of its agents, employees, servants or invitees, for any damage to persons or property due to the condition or design or any defect in the Premises which may exist or subsequently occur, and such accommodated Airline, with respect to it and its agents, employees, servants and invitees shall be deemed to have expressly assumed all risk and damage to persons and property, either proximate or remote, by reason of the present or future condition or use of AIRLINE’S Premises.  Further, such accommodated Airline shall be deemed to have agreed to release, indemnify, hold harmless and defend AIRLINE, the MAC, and their respective officers, directors, employees, agents, successors and assigns, from and against any and all suits, claims, actions, damages, liabilities and expenses (including, without limitation, attorneys’ fees, costs and related expenses) for bodily or personal injury or death to any persons and for any loss of, damage to, or destruction of any property, including loss of use, incidental and consequential damage thereof, arising out of or in any manner connected with the use of AIRLINE’S Premises by such accommodate Airline or any of its agents, representatives, employees, contractors or invitees, whether or not occurring or arising out of the negligence, whether sole, joint, concurrent, comparative, active, passive, imputed or any other type, of AIRLINE, MAC or their respective officers, directors, employees or agents; provided, however, the foregoing indemnification shall not apply to any claim or liability resulting from the gross negligence or willful misconduct of AIRLINE, its officers, directors, employees or agents.

e.                                       MAC shall be responsible for ensuring that such accommodated Airline has in full force and effect MAC’s required insurance coverages.

f.                                         Without limiting any other provision of this Amended and Restated Third Amendment, AIRLINE’s duty to accommodate another airline shall be conditioned on and subject to the satisfaction of all requirements of this Section 6.

7.                                       In the event of a labor stoppage or other event which results in the cessation or substantial reduction in AIRLINE’s flights operations at the Airport, AIRLINE will immediately take all reasonable efforts, including but not limited to, moving of aircraft or equipment, providing access to AIRLINE’s holdrooms and jet bridges or anything else in AIRLINE’s control, in order to accommodate the operations of other Airlines providing air service to the Airport; provided that: (a) AIRLINE at all times will have access to its premises and equipment for operational reasons and (b) AIRLINE shall not be required to take any action which would interfere with its ability to re-institute service upon cessation of labor stoppage or other event. Subject to a mutually acceptable agreement between MAC and AIRLINE covering such use, AIRLINE shall have the right to charge reasonable fees and to require reasonable advance payment for such use of AIRLINE’s gates, holdroom areas, and loading bridges (and any such fees not in excess of 115% of the rates and charges payable by AIRLINE hereunder for such premises shall be deemed reasonable).

8.                                       The foregoing shall not be deemed to abrogate, change, or affect any restrictions, limitations or prohibitions on assignment or use of the AIRLINE’s Premises by others under this Agreement and shall not in any manner affect, waive or change any of the provisions thereof.

VI.           SHORT TERM GATES

Article IV.H. “Short Term Gates” of the Lease is hereby deleted and replaced with the following:

H.            Short Term Gates

The holdrooms, aircraft parking positions and operations space associated with gates as shown on Exhibit V (hereinafter referred to as “Short Term Gates”) shall be made available to Airlines on the following basis in order to promote Airport access on fair and reasonable terms:

1.                                       AIRLINE shall lease Short Term Gate space under its control on the same basis as provided in this Agreement, except as provided in this Section.

2.                                       MAC may, in its discretion, cancel the lease of a Short Term Gate leased by AIRLINE if an Airline is proposing to add additional air service and desires to lease a gate directly from MAC. The following procedures shall be followed before a Short Term Gate lease may be cancelled:

a.                                       If an Airline is proposing to add additional air service and desires to lease a gate directly from MAC, MAC may in its discretion issue a Notice of Cancellation.  The Notice of Cancellation may become effective after ninety (90) days.

b.                                      In the event of a decision to cancel a Short Term Gate, MAC will work with AIRLINE to attempt to accommodate AIRLINE’s schedule pursuant to the procedures of Article IV.E.3.

c.                                       MAC may extend the time periods set forth in this provision for good cause, e.g. the unavailability of replacement jet bridges or other ground equipment.

d.                                      Of Gates D1-D6 leased to AIRLINE, MAC shall cancel the lease for Gate D2 last.

3.                                       In the event MAC cancels the lease of a Short Term Gate pursuant to this Section IV.H., it shall compensate AIRLINE for the unamortized cost of improvements made to the leased premises of a Short Term Gate.  AIRLINE shall retain and remove AIRLINE property (e.g. jet bridge or other ground equipment, computers, inserts) or may negotiate their sale.

4.                                       The appearance of a Short Term Gate shall be “generic” i.e. generic carpet, neutral wall finishes and no distinguishing colors on the podium or backwall except as to improvements existing as of the date of this Agreement.  AIRLINE may hang corporate banners or posters and name identification signs so long as they can be detached without significantly damaging the premises or AIRLINE commits to restoring the premises without cost to MAC.

5.                                       If AIRLINE is leasing only one holdroom from MAC, it may request that MAC remove the Short Term Gate designation from a holdroom by demonstrating that it has met the following conditions:

a.                                       AIRLINE has not been in default on any rental, security deposit, PFC or other payment obligation to MAC under the Lease or this Amended and Restated Third Amendment during the prior twelve consecutive months; and

b.                                      AIRLINE has maintained an Average Daily Utilization at least equal to seven departures for each of the previous twelve consecutive months.  For purposes of this provision “Average Daily Utilization” shall mean the number of AIRLINE’s and any Affiliated Airline’s scheduled aircraft departures using the gate with aircraft of fifty or more seats in a calendar month, divided by the number of days in that calendar month; provided, however, that if AIRLINE’s or the Affiliated Airline’s actual flight activity differs by more than five percent (5%) from its published schedule in any calendar month, MAC shall use AIRLINE’s or the Affiliated Airline’s actual total departures for purpose of calculating Average Daily Utilization.

6.                                       If AIRLINE is leasing three (3) or fewer holdrooms from MAC, MAC agrees to not cancel the lease of more than one Short Term Gate AIRLINE may be leasing in accordance with the procedures identified in Article IV.H.2. as long as AIRLINE has adhered to the payment and utilization requirements identified within Article IV.H.5. for all leased gates for the previous twelve (12) consecutive months.

Exhibit V to the Lease has been attached hereto as Exhibit 5.

VII.         RENTS, FEES, AND CHARGES

Article V.B. “Rents, Fees, and Charges” of the Lease is hereby deleted in its entirety and replaced with the following:

B.                                     Rents, Fees, and Charges

1.                                       Landing Fees

AIRLINE shall pay to MAC monthly landing fees to be determined by multiplying the number of 1,000-pound units of AIRLINE’s Total Landed Weight during the month by the then-current landing fee rate.  The landing fee rate shall be calculated according to procedures set forth in Article VI or Article VI. (Alternate).

2.                                       Environmental Surcharges.  Intentionally Omitted.

3.                                       Terminal Apron Fees

AIRLINE shall pay to MAC monthly Terminal Apron fees to be determined by multiplying the number of lineal feet of Terminal Apron under lease to AIRLINE (excluding Concourses A and B) during the month by the then-current Terminal Apron rate.  The Terminal Apron rate shall be calculated according to the procedures set forth in Article VI or Article VI. (Alternate) hereof.

4.                                       Concourse A and B Terminal Apron Fees

AIRLINE shall pay to MAC monthly Terminal Apron Fees associated with Concourses A and B at the rate of fifty percent (50%) of the lineal feet associated with Concourses A and B.

5.             Terminal Building Rents and Surcharge

AIRLINE shall pay to MAC monthly Terminal Building rentals and the Lindbergh Terminal Repair and Replacement Surcharge for its Exclusive (janitored and unjanitored), Preferential and Common Use Space in the Terminal Building.  The Terminal Building rental rates shall be calculated according to the procedures set forth in Article VI or Article VI. (Alternate).

Terminal Building rentals for Common Use Space (except the IAF) shall be prorated among Signatory Airlines using the Common Use Formula.

6.                                       Carrousel and Conveyor Charges

AIRLINE shall pay to MAC monthly carrousel and conveyor charges based upon maintenance and operating costs and Debt Service.  The carrousel and conveyor charges shall be calculated according to the procedures set forth in Article VI or Article VI. (Alternate) and shall be prorated among Signatory Airlines using the Common Use Formula.

7.                                       IAF Gate Fees

AIRLINE shall pay to MAC monthly IAF gate fees determined by multiplying the number of arrivals at the IAF by AIRLINE’s propeller aircraft, narrow-body jet aircraft, and wide-body jet aircraft by $400, $800, and $1,200, respectively.

8.                                       IAF Use Fees

AIRLINE shall pay to MAC monthly IAF use fees determined by multiplying the number of AIRLINE’s international passengers arriving at the IAF during the month by the IAF use fee rate. The IAF use fee rate shall be calculated according to procedures set forth in Article VI or Article VI. (Alternate).

9.                                       Other Fees and Charges

AIRLINE shall pay to MAC reasonable fees for the various other services provided by MAC to AIRLINE. These services include, but may not be limited to, the following:

a.                                       Use of the Humphrey Terminal and Humphrey ramp at rates established from time to time by MAC.

b.                                      Use of Garage Parking Cards by AIRLINE’s employees at rates set forth in the Guidelines for Administering Validated Airport Parking.

c.                                       Use of designated employee parking facilities by AIRLINE’s employees at rates established from time to time by MAC.

d.                                      Non-routine Terminal Apron cleaning and other special services requested by AIRLINE at rates that reflect the costs incurred by MAC.

e.                                       Security and personnel identification badges for AIRLINE’s personnel at rates established from time to time by MAC.

f.                                         Office services, such as facsimile, photocopying, or telephone provided by MAC. Charges for these services shall be at the rates that MAC customarily charges for such services.

g.                                      Charges for the cost of separately metered water and sewer and other such utilities not otherwise included in the calculation of rents, fees, and charges.

VIII.                        CALCULATION OF RENTS, FEES, AND CHARGES

Article VI (Alternate), “Calculation of Rents, Fees and Charges” is hereby added to the Lease and shall be placed immediately following Article VI (“Calculation of Rents, Fees, and Charges”) as follows:

VI (ALTERNATE).                                            CALCULATION OF RENTS, FEES AND CHARGES.

A.                                   General

Notwithstanding Article VI hereof, effective January 1, 2006, and for each Fiscal Year thereafter, rents, fees, and charges will be reviewed and recalculated based on the principles and procedures set forth in this Article VI (Alternate).  The annual costs associated with each of the indirect cost centers shall be allocated to each of the Airport Cost Centers based on the allocations as set forth in Exhibit M, Indirect Cost Center Allocation, which allocations may be amended from time to time by mutual consent of MAC and a Majority-In-Interest of Signatory Airlines.  Such consent may not be unreasonably withheld.

B.                                     Calculation/Coordination Procedures

1.                                       AIRLINE shall provide to MAC: (a) on or before August 1 of each year a preliminary estimate of Total Landed Weight and Enplaned Passenger for the succeeding calendar year of AIRLINE and each Affiliated Airline, unless separately reported to MAC by such Affiliated Airline; and (b) on or before October 1 of each year a final estimate of such weight.  If the final estimate is not so received, MAC may continue to rely on the preliminary estimate for the MAC budgeting process.  MAC will utilize the forecast in developing its preliminary calculation of Total Landed Weight and Enplaned Passengers for use in the calculation of rents, fees, and charges for the ensuing Fiscal Year.

2.                                       On or before October 15 of each Fiscal Year, MAC shall submit to AIRLINE a preliminary calculation of rents, fees, and charges for the ensuing Fiscal Year. The preliminary calculation of rents, fees, and charges will include, among others, MAC’s estimate of all revenue items, Operation and Maintenance Expenses, Debt Service, Capital Outlays, required deposits, including amounts necessary to be deposited in the Coverage Account in order to meet MAC’s rate covenant under the Trust Indenture, and Rentable Space.

3.                                       Within fifteen (15) days after receipt of the preliminary calculation of rents, fees, and charges, if requested by the Signatory Airlines, a meeting shall be scheduled between MAC and the Signatory Airlines to review and discuss the proposed rents, fees, and charges.

4.                                       MAC shall then complete a calculation of rents, fees, and charges at such time as the budget is approved, taking into consideration the comments or suggestions of AIRLINE and the other Signatory Airlines.

5.                                       If, for any reason, MAC’s annual budget has not been adopted by the first day of any Fiscal Year, the rents, fees, and charges for the Fiscal Year will initially be established based on the preliminary calculation of rents, fees, and charges until such time as the annual budget has been adopted by MAC. At such time as the annual budget has been adopted by MAC, the rents, fees, and charges will be recalculated, if necessary, to reflect the adopted annual budget and made retroactive to the first day of the Fiscal Year.

6.                                       If, during the course of the year, MAC believes significant variances exist in budgeted or estimated amounts that were used to calculate rents, fees, and charges for the then current Fiscal Year, MAC may after notice to Airlines adjust the rents, fees, and charges for future reports to reflect current estimated amounts.

C.                                     Landing Fees

MAC shall calculate the landing fee rate in the following manner and as illustrated in Exhibit N (revised).

1.                                       The total estimated Airfield Cost shall be calculated by totaling the following annual amounts:

a.                                       The total estimated direct and allocated indirect Operation and Maintenance Expenses allocable to the Airfield cost center.

b.                                      The estimated Debt Service net of amounts paid from PFCs or grants allocable to the Airfield cost center.

c.                                       The cost of Runway 17/35 deferred and not yet charged from the date of occupancy through December 31, 2005 will be charged starting January 1, 2006 through December 31, 2035 at $79,535.16 annually.

d.                                      The Landing Fee Repair and Replacement Amount.

e.                                       The amount of any fine, assessment, judgment, settlement, or extraordinary charge (net of insurance proceeds) paid by MAC in connection with the operations on the Airfield, to the extent not otherwise covered by Article X hereof.

f.                                         The amounts required to be deposited to funds and accounts pursuant to the terms of the Trust Indenture, including, but not limited to, its Debt Service reserve funds allocable to the Airfield cost center.  MAC agrees to exclude from the calculation of landing fees the amounts which it may deposit from time to time to the maintenance and operation reserve account and the Coverage Account established and maintained pursuant to the Trust Indenture except for such amounts which are necessary to be deposited to the Coverage Account in order for MAC to meet its rate covenant under the Trust Indenture.

2.                                       The total estimated Airfield Cost shall be adjusted by the total estimated annual amounts of the following items to determine the Net Airfield Cost:

a.                                       Service fees received from the military, to the extent such fees relate to the use of the Airfield;

b.                                      General aviation and non-signatory landing fees;

c.                                       Debt Service on the Capital Cost, if any, disapproved by a Majority-In-   Interest of Signatory Airlines.

3.                                       The Net Airfield Cost shall then be divided by the estimated Total Landed Weight (expressed in thousands of pounds) of the Signatory Airlines operating at the Airport to determine the landing fee rate per 1,000 pounds of aircraft weight for a given Fiscal Year.

D.                                    Terminal Apron Fees

MAC shall calculate the Terminal Apron rate in the following manner and as illustrated in Exhibit N (revised).

1.                                       The total estimated Terminal Apron Cost shall be calculated by totaling the following annual amounts:

a.                                       The total estimated direct and allocated indirect Operation and Maintenance Expenses allocable to the Terminal Apron cost center.

b.                                      The estimated Debt Service net of amounts paid from PFCs or grants allocable to the Terminal Apron cost center (excluding hydrant fueling repairs and modifications).

c.                                       The cost of Concourse A and B Apron Area deferred and not yet charged from the date of occupancy through December 31, 2005 will be charged starting January 1, 2006 through December 31, 2035 at $159,950.19 annually.

d.                                      The amounts required to be deposited to funds and accounts pursuant to the terms of the Trust Indenture, including, but not limited to, its Debt Service reserve funds allocable to the Terminal Apron cost center.  MAC agrees to exclude from the calculation of Terminal Apron fees the amounts which it may deposit from time to time to the maintenance and operation reserve account and the Coverage Account established and maintained pursuant to the Trust Indenture except for such amounts which are necessary to be deposited to the Coverage Account in order for MAC to meet its rate covenant under the Trust Indenture.

e.                                       The Terminal Apron Repair and Replacement Amount.

2.                                       The Terminal Apron Cost shall then be divided by the total estimated lineal feet of Terminal Apron, to determine the Terminal Apron rate per lineal foot for a given Fiscal Year. For the purposes of this calculation, lineal feet of Terminal Apron shall be computed as the sum of the following:

a.                                       Lineal feet of the Terminal Apron (excluding the Terminal Apron associated with Concourses A & B); and

b.                                      Fifty percent (50%) of lineal feet of the Terminal Apron associated with Concourse A & B

E.             Terminal Building Rents

MAC shall calculate the terminal building rental rate for unjanitored and janitored space in the Terminal Building as set forth in subsections 1 and 2 of this Article VI. (Alternate) E.

1.                                       MAC shall calculate the terminal building rental rate for unjanitored space in the Terminal Building in the following manner and as illustrated in Exhibit N (revised).

a.                                       The total estimated Terminal Building Cost shall be calculated by totaling the following annual amounts:

1)                                      The total estimated direct and allocated indirect Operation and Maintenance Expenses allocable to the Terminal Building cost center.

2)                                      The estimated direct and allocated Debt Service net of amounts paid from PFCs or grants allocable to the Terminal Building cost center.

3)                                      The cost of Concourse A, B, C and D deferred and not yet charged from date of occupancy through December 31, 2005 will be charged starting January 1, 2006 through December 31, 2035 at $2,910,547.40 annually.

4)                                      The amounts required to be deposited to funds and accounts pursuant to the terms of the Trust Indenture, including, but not limited to, its Debt Service reserve funds allocable to the Terminal Building cost center.  MAC agrees to exclude from the calculation of Terminal Rents the amounts which it may deposit from time to time to the maintenance and operation reserve account and the Coverage Account established and maintained pursuant to the Trust Indenture except for such amounts which are necessary to be deposited to the Coverage Account in order for MAC to meet its rate covenant under the Trust Indenture.

b.                                      The total estimated Terminal Building Cost shall be reduced by the total estimated annual amounts of the following items to determine the Net Terminal Building Cost:

1)                                      Reimbursed expense:

a)                                      Steam and chilled water on the G Concourse;

b)                                     Carrousel and conveyor Capital Cost and Operation and Maintenance Expense;

c)                                      Ground Power;

d)                                     Loading Dock; and

e)                                      Consortium Utilities.

2)                                      Janitorial Operation and Maintenance Expenses, as determined by MAC.

c.                                       The Net Terminal Building Cost shall then be divided by the total estimated Rentable Space in the Terminal Building to determine the terminal building rental rate per square foot for unjanitored space for a given Fiscal Year.  (See Initial Rentable Square Footage, Exhibit O).

2.                                       MAC shall calculate the terminal building rental rate for janitored space by totaling the following rates and as illustrated in Exhibit N (revised):

a.                                       The terminal building rental rate per square foot for unjanitored space for a given Fiscal Year, as calculated in this Section; and

b.                                      An additional rate per square foot, the janitored rate, calculated by dividing the total estimated direct janitorial Operation and Maintenance Expenses, as determined by MAC, by the total janitored space in the Terminal Building (excluding MAC and mechanical space).

F.             Carrousel and Conveyor Charge

1.                                       MAC shall calculate the carrousel and conveyor charge, as illustrated in Exhibit N (revised), by totaling the following annual amounts: equipment charges associated with the carrousel and conveyor, including annual Debt Service, maintenance expense, and service charge.

2.                                       MAC shall prorate the carrousel and conveyor charge among the Signatory Airlines using the Common Use Formula.

G.            IAF Use Fees

The IAF use fee for use of the IAF and any associated gates shall be effective through December 31, 2015 and shall be based upon:

1.                                       The cost of the maintenance and operation of the International Arrivals Facility which may include, but is not limited to:

a.                                       utilities;

b.                                      cleaning:

c.                                       maintenance (including the costs of maintaining the security equipment that existed as of April 1998);

d.                                      police, fire, and administrative cost allocation;

e.                                       costs of providing passenger baggage carts, if any;

f.                                         costs of providing staff parking for federal inspections agency staff; and

g.                                      $4.17 per square foot recoupment for lost rental area in the G Concourse.

2.                                       Costs associated with the operation of dual international arrivals facility locations at the Airport, based on the appropriate allocation of costs between the two facilities, not otherwise funded by the federal inspections agencies including, but not limited to additional personnel and equipment used by those agencies; and

3.                                       Debt Service, if any; and

Items (1) through (3) above, for which AIRLINE will be billed monthly, shall be set annually at an estimated charge through MAC’s budget process and then adjusted at year end for actual costs pursuant to certified audit by MAC’s external auditors and such difference shall be charged or credited to AIRLINE and paid by AIRLINE or MAC within thirty (30) days thereafter.

H.                                    Year-End Adjustments of Rents, Fees, and Charges

1.                                       As soon as practical following the close of each Fiscal Year, but in no event later than July 1, MAC shall furnish AIRLINE with an accounting of the costs actually incurred and revenues and credits actually realized during such Fiscal Year with respect to each of the components of the calculation of the rents, fees, and charges calculated pursuant to this Article broken down by rate making Cost Center.

2.                                       In the event AIRLINE’s rents, fees, and charges billed during the Fiscal Year exceed the amount of AIRLINE’s rents, fees, and charges required (as recalculated based on actual costs and revenues), such excess shall be refunded or credited to AIRLINE.

3.                                       In the event AIRLINE’s rents, fees, and charges billed during the Fiscal Year are less than the amount of AIRLINE’s rents, fees, and charges required (as recalculated based on actual costs and revenues), such deficiency shall be charged to AIRLINE in a supplemental billing.

I.              Revenue Sharing

1.                                       Beginning January 1, 2006, subject to Section XII of the Amended and Restated Third Amendment to the Airline Operating Agreement and Terminal Building Lease, in conjunction with its Year End Adjustments of Rents, Fees and Charges, MAC will rebate to AIRLINE a portion of the Annual Gross Revenues for Selected Concessions for the most recent Fiscal Year under the following schedule (“Revenue Sharing”) (all dollar amounts set forth in this Article VI (Alternate) shall apply for 2006 only and shall be escalated for each Fiscal Year after 2006 on an annual compounded basis by the Selected Concession Revenue Escalation Factor):

a.                                       If Annual Gross Revenues for the Selected Concessions for 2006 are between $25 million and $32.299 million for the Fiscal Year, 25% of gross revenues;

b.                                      If Annual Gross Revenues for the Selected Concessions are above $ 32.299 million for the Fiscal Year, 25% of gross revenues up to $32.299 million and 50% of gross revenues above $32.299 million;

2.                                       Reduced sharing of gross revenues if Annual Gross Revenues for the Selected Concessions are below $25 million for the Fiscal Year;

a.                                       $24 million to $24.99 million – 20%

b.                                      $23 million to $23.99 million – 15%

c.                                       $22 million to $22.99 million – 10%

d.                                      $21 million to $21.99 million – 5%

3.                                       The total rebate amount shall be allocated among Signatory Airlines according to their pro rata share of Enplaned Passengers for the Fiscal Year and shall be structured as a post-year-end check to AIRLINE issued by MAC no later than 240 days following each Fiscal Year, subject to correction following any applicable audit;

4.                                       Notwithstanding the foregoing, MAC shall have the right to reduce the amount of Revenue Sharing with respect to any Fiscal Year to the extent necessary so that the Net Revenues of the MAC taking into account the Revenue Sharing for such Fiscal Year will not be less than 1.25x of the total Debt Service of MAC for such Fiscal Year.  In the event that the Revenue Sharing is reduced in any Fiscal Year by any amount (the “Deferred Revenue Sharing Amount”) as a result of the operation of this Article VI. (Alternate), MAC will accrue the Deferred Revenue Sharing Amount and credit such amount to the Signatory Airlines in the subsequent Fiscal Year (or, if such amount may not be credited in accordance with this Article VI. (Alternate) in such subsequent Fiscal Year, then such amount will be credited in the next succeeding Fiscal Year in which such credit may be issued in accordance with this Article VI. (Alternate); and

5.                                       The rights of any Signatory Airline to any payment, credit or application of Revenue Sharing to or for the benefit of such Signatory Airline is a contract right, in existence and effective as of January 1, 2006 (subject to Section XII of the Amended and Restated Third Amendment), and any such payment, credit or application actually made is proceeds thereof.

J.             Reversion to Pre-Existing Rate Structure

Notwithstanding anything in the Lease or any other agreement between MAC and AIRLINE, in the event AIRLINE is not in compliance with any payment obligation under any agreement with the MAC during the period following any applicable notice and cure period under such agreement and continuing until payment of any such amounts (the “Payment Default Period”), MAC will have the right, upon written notice to AIRLINE (provided that, if AIRLINE is in bankruptcy, no notice shall be required for the effectiveness of MAC’s exercise of such right, in each case so long as AIRLINE is invoiced by MAC for the amounts payable pursuant to the Pre-Existing Rate Structure and all such invoices reference the additional amounts due as a result of such payment default and set forth the applicable rates that are then in effect as a result of such payment default), to: (i) have AIRLINE’s payment obligations under the Lease during the Payment Default Period revert to the Pre-Existing Rate Structure, and (ii) apply the amount of any Rate Differential (as defined in Article XII hereof) for AIRLINE during such period and the amount of any accrued and unpaid Revenue Sharing credits (if any) otherwise due to AIRLINE pursuant to Article VI. (Alternate) for the Payment Default Period against any amounts owed by AIRLINE to MAC to the extent necessary to cure such payment defaults; provided that, with respect to AIRLINE, the MAC shall not have the rights set forth in this Article VI(Alternate).J with respect to (i) any obligations of AIRLINE under any existing agreements that are rejected by AIRLINE in the 2005 Bankruptcy Case, which rejected existing agreements shall not include any of the Assumed Agreements, (ii) any obligations of AIRLINE relating to the MSP 2001/2005 special facilities bonds or the related special facilities lease; and (iii) any obligations of AIRLINE under any agreement between AIRLINE and a party other than MAC.

A revised Exhibit N to the Lease has been attached hereto as Exhibit 3.

IX.           MAJORITY-IN-INTEREST WAIVER

Article VII. of the Lease as amended via the First Amendment dated March 29, 2002 is hereby deleted in its entirety and replaced with the following Article VII.E.:

E.             MAJORITY-IN-INTEREST WAIVER

Beginning in January 1, 2010, AIRLINE agrees that MAC may include in its capital improvement program up to $50 million per year (in 2001 dollars) for miscellaneous Capital Projects (“Contingency Projects”) as determined by MAC.  Notwithstanding any other provision of this Agreement, these Contingency Projects may include at MAC’s discretion projects to be included in the Airfield Cost Center, and this Agreement shall be deemed to be AIRLINE’S approval (if required) of any such Capital Project without any requirement for Majority-In-Interest review.

X.            BANKRUPTCY

Article XI.E. “Bankruptcy” of the Lease is amended to add the following subsection E.6:

6.                                       In addition to the other rights of MAC hereunder, to the extent necessary, to effect its rights under Article VI (Alternate).J. of the Lease in any future bankruptcy involving AIRLINE pursuant to the doctrines of setoff and/or recoupment.

XI.           HUB AND HEADQUARTERS COVENANTS

The Lease is amended to add the following language as Article XVII “Hub and Headquarters Covenants”:

XVII.                    Hub and Headquarters Covenants

AIRLINE hereby covenants and agrees to maintain its Headquarters in the Minneapolis-St. Paul metropolitan area and to maintain a Hub at the Airport.  As the sole remedy for breach of either such covenant and, solely with respect to the Hub covenant, subject to the force majeure exception set forth below, Revenue Sharing will be eliminated in any year in which AIRLINE violates either the Headquarters or Hub covenant (and, in the event any such violation continues for three (3) consecutive years, or either such covenant is determined to be unenforceable, AIRLINE’s Revenue Sharing will be eliminated permanently).

Force majeure. Notwithstanding the foregoing, AIRLINE shall not be deemed to be in default of the Hub covenant if it is prevented from performing any of its obligations contained in the Hub covenant by reason of strikes, boycotts, labor disputes, embargoes, shortages of energy or materials, acts of the public enemy, prolonged unseasonable weather conditions and results of acts of nature, riots, rebellion, or sabotage, despite AIRLINE’s best efforts to comply.  No force majeure provision shall apply to the Headquarters covenant.

XII.         AMENDMENT EFFECTIVE DATE AND CONDITIONS

The amended rate structures and changes in rate methodology (the “Rate Changes”) and the Revenue Sharing (the Revenue Sharing together with the Rate Changes, shall be called the “Savings”) set forth in Sections VII and VIII of this Amended and Restated Third Amendment shall be effective commencing January 1, 2006 and shall continue through the term of each Airline’s Airline Operating Agreement and Terminal Building Lease, subject to the terms and conditions thereof.  However, MAC and AIRLINE hereby acknowledge and agree that receipt of any credits for the Savings under this Amended and Restated Third Amendment is expressly conditioned upon the entry of an order in the 2005 Bankruptcy Case (which would include an order confirming a plan of reorganization and which shall contain the provisions regarding effectiveness set forth herein) (the “Assumption Order”) not later than September 30, 2007 approving the assumption by AIRLINE of the executory agreements relating to GO15, GO13, the Lease, and the other leases and executory agreements between AIRLINE and MAC set forth on Exhibit 4 hereto (the “Assumed Agreements”).  The Assumption Order shall provide that the effectiveness of the assumption of the Assumed Agreements is conditioned upon the approval by all of the Signatory Airlines of this Amended and Restated Third Amendment or the 2007A Amendment to Airline Operating Agreement and Terminal Building Lease (the “2007A Amendment,” attached hereto as Exhibit 6) as an amendment to each Signatory Airline’s Airline Operating Agreement and Terminal Building Lease.  Within thirty (30) days after the later to occur of (i) the entry of the Assumption Order and (ii) approval by all of the Signatory Airlines of this Amended and Restated Third Amendment or the 2007A Amendment and any other documents implementing the Savings (the “Amendment Effective Date”), MAC will (A) issue a check to (i) each Signatory Airline in an amount equal to the difference between the rates and charges calculated under the pre-existing Airline Operating Agreement and Terminal Building Lease with each Signatory Airline, without taking into account the changes set forth in this Amended and Restated Third Amendment (“Pre-Existing Rate Structure”), and such rates and charges calculated taking into account the Rate Changes and other revisions to the Airline Operating Agreement and Terminal Building Lease with each Signatory Airline that are set forth in this Amended and Restated Third Amendment (“Amended Rate Structure”, with such difference between the Pre-Existing Rate Structure and the Amended Rate Structure, the “Rate Differential”) for the period commencing January 1, 2006 through the Amendment Effective Date, (ii) each Signatory Airline for the amount of the Revenue Sharing for 2006 and any succeeding calendar year ending prior to the Amendment Effective Date, with such credit issued upon the completion of the certified independent audits report for such year, and (iii) each Signatory Airline for interest on the credit amounts referenced in clauses (i) and (ii) of this sentence at MAC’s actual earned overnight interest rate (“Applicable Interest Rate”) from the period commencing on February 12, 2007 (but in the case of 2006 Revenue Sharing, not earlier than the completion of the comprehensive annual financial report for 2006) (“Interest Commencement Date”) through the date of the issuance of such credits, and (B) implement the terms of the Amended and Restated Third Amendment as of the Amendment Effective Date.

Notwithstanding the foregoing provisions of this Section XII, the credits described in the immediately preceding paragraph shall not be issued to AIRLINE, AIRLINE will continue to pay its Lease obligations under the Pre-Existing Rate Structure and AIRLINE will not receive any credits relating to the Revenue Sharing, until the 30th day after the date an order entered by the 2005 Bankruptcy Case becomes a final order approving a plan of reorganization and only if no Impairment (as defined in Section 4(e) of the MOU) has occurred (“AIRLINE Effective Date”). From the Amendment Effective Date to the AIRLINE Effective Date, AIRLINE’s Rate Differential and any credits relating to the Revenue Sharing will continue to accrue during such period and shall earn interest at the Applicable Rate commencing from the Interest Commencement Date. Upon the AIRLINE Effective Date, MAC will issue to AIRLINE a credit for the amounts accrued under this Section XII together with interest as provided herein. In the event that the Assumption Order is not entered in the 2005 Bankruptcy Case on or before September 30, 2007, MAC shall have the right to elect to terminate this Amended and Restated Third Amendment, in which case MAC shall retain all of the credits and interest, and continue to calculate rates and charges in accordance with the Pre-Existing Rate Structure (and in the event MAC so elects, the provisions added to the Lease pursuant to the Amended and Restated Third Amendment pending the occurrence of the Amendment Effective Date shall be deemed deleted and withdrawn and of no force and effect).

XIII.        2007B AMENDMENT

In addition to the 2007A Amendment, MAC shall offer to the Signatory Airlines a 2007B Amendment, which shall, among other things, offer to extend the term of other Signatory Airline Leases until December 31, 2020 in exchange for certain Airlines agreeing that any time after July 1, 2010, MAC may give Airline notice of MAC’s intention to terminate the lease of all of such Airline’s Leased Premises in the Lindbergh Terminal and to amend the Lease to add alternate premises in the Humphrey Terminal. MAC shall provide alternate premises to Airline at the Humphrey Terminal and will consult with Airline throughout the design and planning process. In exchange for this agreement, MAC will reimburse Airline for all necessary and reasonable relocation expenses, subject to advance written approval of such relocation estimate.

MAC’s offer of the 2007B Amendment to the Signatory Airlines shall terminate effective September 30, 2007.

XIV.        SURVIVAL OF INDEMNIFICATION

The provisions of Article VII (INDEMNIFICATION) of the Special Facilities Lease between MAC and AIRLINE, dated as of June 1, 2001, except for subsection (a) of such Section (“Surviving Indemnifications”), shall survive the confirmation of any plan of reorganization for AIRLINE and its related entities (“Plan”) and claims under the Surviving Indemnifications shall not be disallowed solely by reason of Bankruptcy Code sections 502(b)(9) and (c) or the bar date. Any claims by MAC under the Surviving Indemnifications (“Surviving Indemnification Claims”) will be treated and paid as general unsecured claims. If any Surviving Indemnification Claims are allowed after any distribution has been made to general unsecured creditors, MAC will receive (on the distribution date following the allowance of any such Surviving Indemnification Claim) the consideration and of the value that would have been distributed with respect to such allowed Surviving Indemnification Claims if they had been allowed at the time any such previous distributions had been made, or, at

AIRLINE’s election, cash in an amount equal to the value of such consideration on the date it would have been distributed to MAC. AIRLINE or its related entities will not contest the validity or enforceability of the Surviving Indemnifications (except as enforceability may be limited by bankruptcy, insolvency or any other proceeding affecting creditors’ rights generally (including AIRLINE’s current proceeding, but excluding this Amended and Restated Third Amendment)). The provisions of this Section XIV shall be binding on any trustee that may be appointed in the AIRLINE bankruptcy case and shall remain binding without regard to any determination in the adversary proceeding brought by AIRLINE seeking, among other things, recharacterization of the 2001/2005 Special Facilities Bonds, and without regard to any rejection, termination or modification of the Special Facilities Lease. Any dispute as to the allowed amount of any Surviving Indemnification Claims shall be determined in the manner provided in the Plan for determining disputes as to the allowed amount of general unsecured claims of the amount claimed by MAC, or, if no such manner is prescribed, in the manner determined by the court having jurisdiction of AIRLINE’s bankruptcy case at the time MAC makes its first Surviving Indemnification Claims.

XV.         COOPERATION

AIRLINE agrees to cooperate with MAC, including participation in mediation or requests for approval from FAA, in attempting to resolve the current noise litigation venued in Hennepin County District Court.

The remainder of this page has been intentionally left blank.

IN WITNESS WHEREOF, the parties have signed and executed this Amendment in duplicate the day and year first below written.

METROPOLITAN AIRPORTS COMMISSION

Date: , 2007		By:	/s/ Jeffrey W. Hamiel
Jeffrey W. Hamiel, Executive Director

NORTHWEST AIRLINES, INC.

Date: , 2007		By:	/s/ Barry J. Hofer

		Its:	Vice President – Facilities and Airport Affairs

STATE OF MINNESOTA	)
) ss.
COUNTY OF HENNEPIN	)

This instrument was acknowledged before me on the      day of           , 2007, Jeffrey W. Hamiel, the Executive Director of the Metropolitan Airports Commission on behalf of the Commission.

Notary Public

STATE OF MINNESOTA	)
) ss.
COUNTY OF	)

This instrument was acknowledged before me on the               day of                               , 2007,

By                  , the                                         of Northwest Airlines, Inc.

Notary Public

EXHIBIT 1

AIRLINE OPERATING AGREEMENT AND TERMINAL BUILDING LEASE AND AMENDMENTS

Agreement/Amendment	Effective Date

Airline Operating Agreement and Terminal Building Lease	January 1, 1999

First Amendment	March 29, 2002

Second Amendment	November 15, 2004

EXHIBIT 2

LIST OF MAC BOND OBLIGATIONS

Current Outstanding Debt

General Obligation Revenue Bonds

Series 13	(2015)
Series 14	(2011)
Series 15	(2022)

General Airport Revenue Bonds

Series 1998B Sr	(2016)
Series 1999B Sr	(2022)
Series 2000B Sr	(2021)
Series 2001B Sr	(2024)
Series 2007A Sr	(2032)
Series 2001D Sub	(2016)
Series 2003A Sub	(2031)
Series 2004A Sub	(2031)
Series 2005A Sub	(2035)
Series 2005B Sub	(2026)
Series 2005C Sub	(2032)
Series 2007B Sub	(2032)

Commercial Paper

Series A
Series B
Series C
Series D

Notes Payable – Equipment Leasing

2003 Financing	(2008)
2004 Financing	(2009)

Other Notes Payable/Financing Leases

EXHIBIT 3 - REVISED EXHIBIT N

Metropolitan Airports Commission

Minneapolis-St. Paul International Airport

Illustration of Calculation of Rates for Rents, Fees and Charges

Calculation of Landing Fee Rates

Article Reference		200x

V1.C.1.	Direct Operation and Maintenance Expense (Includes Control Tower, Noise Abatement & Operations)	$8,500,000
	Indirect Operation and Maintenance Expense	16,500,000
	Direct and Indirect Debt Service	7,000,000
	Runway 17/35 Deferral	79,535
	Capital Outlays/Deposit to Rehab & Replacement Fund	10,200,000
	Direct and Indirect Cost of Capital Outlays/Leases (Original)	1,500,000
	Fine, Assessment, Judgment or Settlement	—
	Debt Service Reserve Fund Deposit	—
	Operation Reserve Account Deposit	—
	Coverage Account Deposit	—

	Total Airfield Cost	$40,479,535

	Less:

V1C.2.	Service Fees (Military)	$150,000
	General Aviation Landing Fees	880,000
	Nonsignatory Landing Fees (HHH and Commuter)	720,000
	Off-Airport Aircraft Noise Costs	—
	Projects Rejected by MII of Signatory Airlines	—

	Total Adjustments	$1,750,000

	Net Airfield Cost	$38,729,535

V1.C.3.	Total Landed Weight of Signatory Airlines (1,000-lb. Units)	23,500,000

	Landing Fee Rate per 1,000 lbs.	$1.648

EXHIBIT 3 - REVISED EXHIBIT N

Metropolitan Airports Commission

Minneapolis-St. Paul International Airport

Illustration of Calculation of Rates for Rents, Fees and Charges

Calculation of Terminal Apron Rates

Article Reference				200x

V1.E.1.	Direct Operation and Maintenance Expense			$210,000
	Indirect Operation and Maintenance Expense			3,500,000
	Direct and Indirect Debt Service			10,000
	Direct and Indirect Cost of Capital Outlays/Lease			500,000
	Capital Outlays/Deposit to Rehab & Replacement Fund			600,000
	Concourse A & B Ramp Deferral Recovery			159,950
	Debt Service Reserve Fund Deposit			—
	Operation Reserve Account Deposit			—
	Coverage Account Deposit			—

	Total Terminal Apron Cost			$4,979,950

V1.E.2.	Total Lineal Feet of Terminal Apron (Excluding Terminal A & B Ramp)		9,971

	Terminal A Apron Lineal Feet	1,253
	Terminal B Apron Lineal Feet	1,409

V1.E.3.	Total Terminal A & B Apron	2,662

	Terminal A & B Apron @ ½		1,331

	Total Chargeable Terminal Apron Lineal Feet			11,302

	Terminal Rate Per Lineal Foot			$440.626

EXHIBIT 3 - REVISED EXHIBIT N

Metropolitan Airports Commission

Minneapolis-St. Paul International Airport

Illustration of Calculation of Rates for Rents, Fees and Charges

Calculation of Terminal Building Rental Rate (Janitored and Unjanitored Space)

Article Reference		200x

V1.G1.a.	Unjanitored Space Rate Calculation
	Direct Operation and Maintenance Expense (Includes Energy Management Center)	$21,490,000
	Indirect Operation and Maintenance Expense	9,000,000
	Direct and Indirect Debt Service	21,700,000
	Terminal A-D Deferral Recovery	2,910,537
	Direct and Indirect Cost of Capital Outlays/Leases	500,000
	Debt Service Reserve Fund Deposit	—
	Operation Reserve Account Deposit	—
	Coverage Account Deposit	—
	Total Terminal Building Cost	$55,600,537

	Less:
V1.G1.b.	Steam and Chilled Water Reimbursement (G Concourse)	$940,000
	Carrousel and Conveyor Costs	220,000
	Ground Power	390,000
	Loading Dock	2,265,000
	Consortium Utilities	440,000

	Total Adjustments	$4,255,000

	Net Terminal Building Cost	$51,345,537

V1.G.1.c.	Total Rentable Space	$1,088,393

	Terminal Building Rental Rate per Square Foot for Unjanitored Space	$47.176

	Terminal Airlines R & R Fund Surcharge Amount
	Capital Outlays/Deposit to Rehab & Replacement Fund	$6,000,000
	Weighted Average Airline Rentable Space (Janitored and Unjanitored)	570,000
	Surcharge Amount	$10.526

EXHIBIT 3 - REVISED EXHIBIT N

Metropolitan Airports Commission

Minneapolis-St. Paul International Airport

Illustration of Calculation of Rates for Rents, Fees and Charges

Calculation of Terminal Building Rental Rate (Janitored and Unjanitored Space)

	Janitored Space Rate Calculation
V1.G.2.	Total Direct Janitored Operation and Maintenance Expenses	$5,800,000

	Total Janitored Space /1	975,000

	Janitored Rate per Square Foot	$5.949
	Terminal Building Rental Rate per Square Foot for Unjanitored Space (Above)	$47.176
	Terminal Building Rental Rate per Square Foot for Janitored Space	$53.125

	/1 Excludes MAC and mechanical space.

EXHIBIT 3 - REVISED EXHIBIT N

Metropolitan Airports Commission

Minneapolis-St. Paul International Airport

Illustration of Calculation of Rates for Rents, Fees and Charges

Calculation of Carrousel and Conveyor Charge

Article Reference		200x

V1.H.1.	Direct and Indirect Maintenance Depreciation Charges	$250,000

	Direct and Indirect Debt Service	—

	Direct and Indirect Cost of Capital Outlays/Leases	—

	Total	$250,000

EXHIBIT 3 - REVISED EXHIBIT N

Metropolitan Airports Commission

Minneapolis-St. Paul International Airport

Illustration of Calculation of Rates for Rents, Fees and Charges

Calculation of Airline Cost Per Enplaned Passenger

Actual 200x

Landing Fees-Signatory	$36,000,000
Landing Fees-HHH Nonsignatory	70,000
Landing Fees-Commuter Nonsignatory	650,000

Ramp Fees-Signatory	4,410,000
Ramp Fees-HHH Nonsignatory	15,000
Ramp Fees-Commuter Nonsignatory	—

Terminal Building	33,920,000
IAF Charges	2,850,000
Carrousels & Conveyors	205,000
Old Portion of G Concourse	421,000
Lobby Fees	6,210,000
FIS Surcharge	880,000
HHH Terminal Building Rent	640,000
Concessions Rebate	(9,100,000)
Apron Fees - HH Terminal	500,000
Apron Fees - Commuter	—
Police/Fire/Admin. - G Concourse	700,000
Steam/Chilled Water - G Concourse	900,000
Janitorial - G Concourse	700,000
Self-Liquidating - C/G Concourse	1,592,000
Total Costs	$81,563,000

Enplaned Passengers	17,000,000

Airline Cost Per Enplaned Passenger	$4.798

EXHIBIT 4

ASSUMED AGREEMENTS

NWA Assumption of Agreements and Survival of Obligations

1.                                       All Executory contracts that were entered into in connection with the GO15 and GO13 Bonds, excluding adequate protection stipulations

2.                                       All other obligations and agreements related to the GO 15 and GO 13 Bonds including but not limited to all guaranties, security agreements, mortgages and other documents shall remain unimpaired and fully enforceable following assumption of the GO 15 and GO 13 executory contracts

3.                                       Airline Operating Agreement and Terminal Building Lease dated as of January 1, 1999 (as amended)

4.                                       Main Base Agreement dated as of March 5, 1956 as amended (a.k.a. Building B Lease)

5.                                       Republic Airlines, Inc. Main Base Lease and Agreement dated as of December 19, 1966 as amended (a.k.a. Building C Lease)

6.                                       Lease Agreement dated as of October 6, 1969 as amended (a.k.a. Building F Lease)

7.                                       Runway 12R De-Icing Operations Center Site Agreement dated as of December 2003

8.                                       Runway 30R De-Icing Operations Center Agreement dated as November 2001

9.                                       Deicing Operations Center Agreement dated as of April 1998 as amended (a.k.a. 12L Deicing Operations Center Lease)

10.                                 Runway 17/35 Glycol Reclamation Facility Agreement dated as of August 2004.

11.                                 Lease and Fuel Agreement as Restated and Amended for Aviation Fuel Facilities dated February 1, 2005.

EXHIBIT 5

EXHIBIT V

2007A AMENDMENT TO

AIRLINE OPERATING AGREEMENT AND TERMINAL BUILDING LEASE

MINNEAPOLIS-ST. PAUL INTERNATIONAL AIRPORT

This 2007A Amendment to Airline Operating Agreement and Terminal Building Lease (hereinafter “2007A Amendment” or “Amendment”) is entered into as of the                  day of                                        2007, by and between the Metropolitan Airports Commission, a public corporation under the laws of the State of Minnesota (hereinafter sometimes referred to as “MAC” or “Commission”), and                                               , a corporation organized and existing under the laws of                                      and authorized to do business in the State of Minnesota (hereinafter referred to as “AIRLINE”).

WHEREAS, MAC and AIRLINE entered into an Airline Operating Agreement and Terminal Building Lease effective January 1, 1999 and amended such agreement as shown on Exhibit 1 (collectively, “Lease”); and

WHEREAS, NWA, Inc. (“NWA”), Northwest Aerospace Training Corporation (“NATCO”), and Northwest Airlines, Inc. (“NAI”), (collectively the “Northwest Entities”) and MAC are parties to a series of agreements and documents with respect to the Minneapolis-St. Paul Metropolitan Airports Commission General Obligation Revenue Refunding Bonds, Series 15 (all such agreements, guaranties, security documents and other documents shall be collectively referred to as the “GO 15 Documents”); and

WHEREAS,  the Northwest Entities filed a petition under Chapter 11 of Title 11 of the United States Code on September 14, 2005 which case is pending in the United States Bankruptcy Court for the Southern District of New York in an administratively consolidated case entitled In re Northwest Airlines Corporation et al.,  Case No. 05-17930(ALG) (“2005 Bankruptcy Case”); and

WHEREAS, as part of its reorganization in the 2005 Bankruptcy Case, NAI, on behalf of AIRLINE and other Signatory Airlines, and MAC negotiated a comprehensive resolution of various lease and debt issues between them as set forth in a Memorandum of Understanding executed by NAI on February 12, 2007 and by MAC on February 19, 2007 (“MOU”).  As part of such comprehensive agreement documented in the MOU, NAI requested that, and MAC agreed to, make significant changes to the existing Airline Operating Agreement and Terminal Building Leases between the MAC and each Signatory Airline, including AIRLINE’s Lease, and that would provide substantial reductions in rates and charges payable by each Signatory Airline, including AIRLINE, and requiring that MAC share revenue generated from various sources at the Airport with such airlines; and

WHEREAS, as part of such comprehensive agreement, MAC has agreed to amend the existing Airlines Operating Agreement and Terminal Building Leases between the MAC and each Signatory Airline, including AIRLINE’s Lease on terms and conditions set forth herein, provided that  (i) each Signatory Airline shall be entitled to the reduction of rates and charges and the revenue sharing to be provided by the MAC hereunder only to the extent that such airline remains in compliance with all of its obligations to the MAC, and (ii) the Northwest Entities agree that their plan of reorganization will provide that the Northwest Entities will continue to fully perform all obligations under the GO 15 Documents with all such obligations remaining unimpaired; and

WHEREAS, the Amendment evidenced hereby and the protections described above are an essential part of the comprehensive resolution and are fundamental to the Agreement contained in the MOU; and

WHEREAS, implementation of this 2007A Amendment is conditioned on approval by all Signatory Airlines as part of the 2005 Bankruptcy Case.

NOW THEREFORE, in consideration of the foregoing, the parties agree to amend the Lease as follows:

I.              INCORPORATION OF AIRLINE OPERATING AGREEMENT AND TERMINAL BUILDING LEASE

Except as set forth in this 2007A Amendment, the Lease shall remain in full force and effect.  In the event of a conflict between this 2007A Amendment and the Lease, the provisions of this 2007A Amendment shall control.

II.            DEFINITIONS

All capitalized terms used in this 2007A Amendment but not defined herein shall have the meanings given them in the Lease.  The following terms, as used herein and in the Lease shall have the meanings set forth below and, to the extent any such term was defined in the Lease, the definition contained in the Lease shall be deleted and replaced with the definition for such term set forth below:

A.                                   “2005 Bankruptcy Case” means that certain administratively consolidated case pending in the United States Bankruptcy Court for the Southern District of New York entitled In re Northwest Airlines Corporation et al, Case No. 05-17930 (ALG) commenced pursuant to a petition filed by NAI and affiliates under Chapter 11 of Title 11 of the United States Code on September 14, 2005.

B.                                     “Affiliated Airline” means an Airline other than Airline that (a) operates aircraft of  76 passenger seats or less at the Airport and is party to a code share agreement with AIRLINE applicable to such Airline’s flights to and from the Airport, (b) has signed an Airline Operating Agreement and Terminal Building Lease similar to the form of this Agreement, (c) is party to an Airline Services Agreement with AIRLINE and (d) has been designated in writing by AIRLINE as an “affiliate” of AIRLINE.

C.                                     “Airline Rented Space” means the aggregate of that portion of Rentable Space under lease to all Signatory Airlines.

D.                                    “Airline Services Agreement” means any agreement between AIRLINE and any regional air carrier pursuant to which such air carrier provides air transportation services for AIRLINE under AIRLINE’s designator code.

E.                                      “Amendment Effective Date” shall have the meaning ascribed to such term in Section IX of this 2007A Amendment.

F.                                      “Annual Gross Revenue” means rent, concessions fees or similar charges actually received during any Fiscal Year by MAC from Selected Concessions.  Annual Gross Revenue shall not include sales taxes, utility fees, consortium fees, key money, customer facilities charges or other similar “pass through” charges.

G.                                     “Auto Rental Concessions” means all auto rental companies or other business organizations operating at either the Lindbergh or Humphrey Terminals pursuant to concessions agreements with MAC.

H.                                    “Assumed Agreements” shall have the meaning given to the term in Section IX of the 2007A Amendment.

I.                                         “Debt Service” means the aggregate amount of principal and interest payments made by MAC that are due and payable during the Fiscal Year on MAC financings  including but not limited to all future and existing general obligation revenue bonds, airport revenue bonds, refunding obligations, commercial paper (excluding the principal amount of commercial paper reissued during the Fiscal Year) and other debt instruments of the Commission and specifically including, but not limited to, those obligations specifically included on Exhibit 2 attached hereto.  In addition, debt service shall also include:

(i)            amounts paid as prepayment of obligations, if such prepayment is deemed approved by a Majority-In-Interest of Signatory Airlines pursuant to the provisions of Article VII.B. hereof,

                                                Or

(ii)           principal and interest in accordance with its original scheduled amortization for any prepayment made by MAC which is not deemed approved by the Majority-In-Interest of Signatory Airlines in accordance with (i) above, until such time as the original principal amount of such prepaid obligation has been recovered by MAC.

J.                                        “Deferred Revenue Sharing Amount” shall have the meaning given to the term in Section VII.I.4 of this 2007A Amendment.

K.                                    “Food and Beverage Concessions” means companies or other business organizations that sell consumable food or beverages items, excluding vending operations, to the traveling public at the Lindbergh (excluding sales from the G Concourse) or Humphrey Terminals, pursuant to concessions agreements with MAC.

L.                                      “GO13” means the Minneapolis-St. Paul Airports Commission Taxable General Obligation Revenue Bonds, Series 13, outstanding from time to time.

M.                                 “GO15” means the Minneapolis-St. Paul Metropolitan Airports Commission Taxable General Obligation Revenue Refunding Bonds, Series 15, outstanding from time to time.

N.                                    “Humphrey Terminal Repair and Replacement Surcharge” shall be equal to nine percent (9%) of the Repair and Replacement Amount.  This allocation shall be adjusted every five years based on increases to the cost center’s book value.

O.                                    “Lindbergh Terminal Repair and Replacement Surcharge” shall be equal to nineteen percent (19%) of the Repair and Replacement Amount divided by Airline Rented Space.  This allocation shall be adjusted every five years based on increases to the cost center’s book value.

P.                                      “Landing Fee Repair and Replacement Amount” shall be equal to sixty-eight percent (68%) of the Repair and Replacement Amount.  This allocation shall be adjusted every five years based on increases to the cost center’s book value.

Q.                                    “Merchandise Concessions” means companies or other business organizations that sell retail or news products, excluding automated vending items, to the traveling public at the Lindbergh (excluding sales from the G Concourse) or Humphrey Terminals, pursuant to concessions agreements with MAC.

R.                                     “Net Revenues” has the meaning provided for in the Trust Indenture.

S.                                      “Repair and Replacement Amount” means a $15 million deposit for Fiscal Year 2006, and increased by three percent (3%) per annum for each Fiscal Year thereafter compounded annually (i.e., $15.45 million in Fiscal Year 2007, $15.91 million in Fiscal Year 2008, etc.) to a Repair and Replacement subaccount within the construction fund to be expended for major maintenance and minor (less than $2 million) capital projects, except for automobile parking facilities and roadways.

T.                                     “Selected Concessions” means Food and Beverage Concessions, Merchandise Concessions, and Auto Rental Concessions.

U.                                    “Selected Concessions Revenues Escalation Factor” means the following annual percentage escalation factors (compounded) to be applied to the dollar thresholds provided in Section VII.I.1.:

Year	Annual Escalation Factor
2006	Base Year
2007	1.77%
2008	4.75%
2009	4.47%
2010	4.46%
2011	4.20%
2012	4.73%
2013	4.46%
2014	4.47%
2015	4.46%
2016	4.46%
2017	4.46%
2018	4.47%
2019	4.47%
2020	4.47%

V.                                     “Terminal Apron” and “Terminal Ramp” shall be interchangeable terms and both terms shall mean the airport parking apron as shown on Exhibit D to the Lease, together with any additions and/or changes thereto.

W.                                “Terminal Apron Repair and Replacement Amount” shall be equal to four percent (4%) of the Repair and Replacement Amount.  This allocation shall be adjusted every five years based on increases to the cost center’s book value.

III.                                 USE OF THE INTERNATIONAL ARRIVALS FACILITY

Article III.C “Use of the International Arrivals Facility” shall be deleted in its entirety and replaced  with the following:

C.                                     Use of the International Arrivals Facility

MAC will control prioritization and utilization of the IAF and associated gates for international arrivals by Airlines providing International Regularly Scheduled Airline Service and may develop prioritization procedures not inconsistent with the terms of this Agreement. The provisions in this Section C. shall continue through December 31, 2020.

1.                                       In order to use the International Arrivals Facility, AIRLINE must maintain its status as International Regularly Scheduled Airline Service. AIRLINE shall provide MAC a detailed written certification for each numbered element on Exhibit H, upon MAC’s request. MAC retains the right to verify the status of AIRLINE and determine whether AIRLINE qualifies as International Regularly Scheduled Airline Service.

2.                                       Gates G1 through G10 and associated passenger loading bridges, ramp access and lobby and baggage facilities on Concourse G currently leased by Northwest Airlines, Inc. (hereinafter referred to as “Northwest” or “Northwest Airlines”) shall be made available for access to the International Arrivals Facility based on the following priority of use:

a.                                       International Regularly Scheduled Airline Service as defined in Exhibit H.

b.                                      Northwest or a Northwest Affiliated Airline domestic arrivals and departures.

c.                                       Non-scheduled irregular or delayed international charter arrivals when the expected delay for the flight to use the Humphrey Terminal facility will exceed 90 minutes and the use of an IAF gate will not interfere with the scheduled use of that gate. Such interference shall be defined as the overlap of the non-scheduled use with the scheduled use such that the scheduled flight will have to be relocated to another concourse for its operation or will have to wait for a gate due to the unavailability of any gate. Use of an IAF gate by a non-scheduled flight is subject to Northwest’s approval; such approval is not to be unreasonably withheld or delayed. Northwest shall designate an individual on site to give necessary approvals.

3.                                       Northwest shall provide all Ground Handling at the IAF gates subject to either (i) air carrier self-handling rights contained in AIP grant assurances, at rates that do not exceed those specified in the Mutual Assistance Ground Service Agreement, or (ii) authorize the use of a third party ground handling company to provide Ground Handling at the IAF gates upon a requesting airline executing the memorandum of understanding included as Exhibit W.  Northwest shall also provide reasonable access for air carriers to data and communications systems at gates G1-G10.

4.                                       No Airline aircraft will remain on gates G1-G10 over two hours if a narrow-body or three hours if a wide-body. Northwest will coordinate any moving of aircraft with MAC’s operations department, FAA and appropriate federal inspections agencies.

5.                                       AIRLINE, if it self-handles, or Northwest, if it provides Ground Handling to AIRLINE, on gates G1-G10, shall handle and dispose of all international waste on AIRLINE’s aircraft in accordance with the requirements of the United States Department of Agriculture.

6.                                       Northwest shall be responsible for all maintenance, repair, and operation of MAC jet bridges provided by MAC as part of the IAF.  Northwest shall make the MAC jet bridges available for use by all users of the IAF without additional charge.

Exhibit W has been attached to this Amendment as Exhibit 6

IV.           ACCOMMODATION OF OTHER AIRLINES

Article IV.E. “Accommodation of Other Airlines” of the Lease is hereby deleted in its entirety and replaced with the following Article IV.E.:

1.                                       Thirty (30) days in advance of each schedule change AIRLINE shall provide MAC with a copy of the published schedule and a gate plot showing all times when aircraft are scheduled to be utilizing each Preferential Use gate, including aircraft type, projected arrival and departure times, and point of origin or destination, including activities by subtenants or airlines being accommodated.

2.                                       In furtherance of the public interest of having the Airport’s capacity fully and more effectively utilized, it is recognized by AIRLINE and MAC that (i) AIRLINE shall be prohibited from subleasing any of its Premises to another Airline without the prior written consent of MAC, which consent shall not be unreasonably withheld, delayed or conditioned, however, MAC shall not be required to approve any sublease if there is vacant space available from MAC and (ii) from time to time during the term of this Agreement it may become necessary for the AIRLINE to accommodate another Airline within its Premises or for MAC unilaterally to require AIRLINE to accommodate another Airline(s) within AIRLINE’s Premises as required for the following:

a.                                       To comply with any applicable rule, regulation, order or statute of any governmental entity that has jurisdiction over MAC, and to comply with federal grant assurances applicable to MAC.

b.                                      To implement a Capital Project at the Airport.

c.                                       To facilitate the providing of air services at the Airport by an Airline (“Requesting Airline”) when no Airline serving the Airport is willing to accommodate the Requesting Airline’s operational needs or requirements for facilities at reasonable costs or on other reasonable terms.

d.                                      To accommodate the irregular activity of another Airline (“Irregular Need”).

e.                                       To accommodate the Irregular Need of AIRLINE.  To the extent possible, AIRLINE shall accommodate its Irregular Need on its Preferential Use gate(s).  When such activity may not be accommodated on AIRLINE’S Preferential Use gate(s), AIRLINE shall seek accommodation from other Airlines on its own through coordination among such Airlines’ supervisors and managers.  In the event accommodation cannot be found on another Airline’s premises, AIRLINE may seek assistance from MAC.  MAC’s options shall include assigning use of non-leased gate premises or referring AIRLINE to MAC’s agent responsible for managing MAC’s remote parking locations.  For an Irregular Need, MAC shall not be responsible for unilaterally accommodating an Airline on another Airline’s leased premises. AIRLINE will be responsible for payment of all applicable fees and charges including, if applicable, appropriate FIS charges in connection with such accommodation.

f.                                         To accommodate a flight that has declared an emergency and such flight shall have priority over all other flight scheduling.

3.                                       In responding to a request for facilities for either a Requesting Airline or to accommodate Irregular Need, MAC shall first work with the Requesting Airline or Airline seeking accommodation of Irregular Need to use existing Common Use Space or unassigned space, if any is available.

4.                                       When necessary, MAC shall make a determination as to whether any Airline has underutilized facilities or capacity available.  In making such determination MAC shall not act unreasonably.  Such determinations by MAC shall take into consideration the following:

a.                                       The then existing utilization of AIRLINE’s Premises (including any requirements for spare gates and accommodation of AIRLINE’s Affiliates) and any bona fide plan of AIRLINE or any other Airline for the increased utilization of the AIRLINE’s Premises to be implemented within twelve (12) months thereafter (any non-public information provided by AIRLINE regarding planned or proposed routes, schedules or operations shall be treated as confidential by MAC to the maximum extent permitted by law).

b.                                      The need for compatibility among the current schedules, including RON requirements, flight times, operations, operating procedures and equipment of AIRLINE (and its Affiliate(s)) or any other Airline and those of the Requesting Airline or the Airline seeking accommodation of Irregular Need, as well as the need for labor harmony, facilities, resources, and other relevant factors.

c.                                       During irregular operations, AIRLINE’S scheduled operations will have priority over any accommodated Airline on its Premises.

d.                                      Any flights scheduled on AIRLINE’s Preferential use gate(s) must vacate the gate at least 45 minutes before the next use by AIRLINE.

e.                                       The maximum gate occupancy by narrow body aircraft for a Requesting Airline or an Airline seeking accommodation of Irregular Need shall be 45 minutes for an arrival, 45 minutes for a departure, or 1 hour and 30 minutes for a combined turn.

f.                                         The maximum scheduled gate occupancy by wide body aircraft for a Requesting Airline or an Airline seeking accommodation of Irregular Need shall be 1 hour for an arrival, 1 hour for a departure, or 2 hours for a combined turn.

g.                                      Any aircraft occupying a gate longer than the above timeframes may be required to vacate the gate to accommodate other operations.  Should this occur, upon AIRLINE’s request MAC will notify the Airline being accommodated as soon as MAC becomes aware of the requirement, but in any event no later than 15 minutes before the time that actual vacating is required.  Failure to vacate shall result in the imposition of additional overtime fees by AIRLINE to the accommodated Airline. If an Airline being accommodated does not vacate a gate as required, and AIRLINE requires the use of such gate, upon AIRLINE’s request MAC shall instruct Airline to remove its aircraft to another location leased by the Airline or to a remote location as designated by MAC’s agent.  If failure of the accommodated Airline to remove its aircraft results in AIRLINE requiring remote parking from MAC, MAC shall invoice the accommodated Airline for any remote parking fees that would be charged to AIRLINE.

h.                                      Before MAC accommodates a Requesting Airline within AIRLINE’s Premises, MAC must give AIRLINE ten (10) days prior written notice of its intent. AIRLINE must accept accommodation or notify MAC within ten (10) business days after AIRLINE’s receipt of such notice that it wishes to meet with MAC to show cause why the accommodation should not be made.

5.                                       The accommodated Airline shall be responsible for the payment of all applicable fees and charges for such use, including but not limited to appropriate FIS charges and overtime fees.

6.                                       In the event that any portion of AIRLINE’s Premises are used to accommodate another Airline or Irregular Need:

a.                                       AIRLINE shall be authorized to (i) charge such accommodated Airline a reasonable accommodation fee and (ii) require from the accommodated Airline an indemnity and defense undertaking, so long as such undertaking is not more favorable to AIRLINE than that which AIRLINE provide to MAC.

b.                                      Each accommodated Airline shall be responsible for (i) ensuring that its agents, employees, and contractors are properly qualified prior to operating any and all equipment and (ii) are responsible for securing jetway doors upon completion of use.

c.                                       AIRLINE shall not be required to indemnify and save harmless MAC, its employees or agents with regard to any claim for damages or personal injury arising out of any accommodated Airline’s use of AIRLINE’s premises, unless caused by the negligence of AIRLINE;

d.                                      AIRLINE shall not be liable to any accommodated Airline or any of its agents, employees, servants or invitees, for any damage to persons or property due to the condition or design or any defect in the Premises which may exist or subsequently occur, and such accommodated Airline, with respect to it and its agents, employees, servants and invitees shall be deemed to have expressly assumed all risk and damage to persons and property, either proximate or remote, by reason of the present or future condition or use of AIRLINE’S Premises.  Further, such accommodated Airline shall be deemed to have agreed to release, indemnify, hold harmless and defend AIRLINE, the MAC, and their respective officers, directors, employees, agents, successors and assigns, from and against any and all suits, claims, actions, damages, liabilities and expenses (including, without limitation, attorneys’ fees, costs and related expenses) for bodily or personal injury or death to any persons and for any loss of, damage to, or destruction of any property, including loss of use, incidental and consequential damage thereof, arising out of or in any manner connected with the use of AIRLINE’S Premises by such accommodate Airline or any of its agents, representatives, employees, contractors or invitees, whether or not occurring or arising out of the negligence, whether sole, joint, concurrent, comparative, active, passive, imputed or any other type, of AIRLINE, MAC or their respective officers, directors, employees or agents; provided, however, the foregoing indemnification shall not apply to any claim or liability resulting from the gross negligence or willful misconduct of AIRLINE, its officers, directors, employees or agents.

e.                                       MAC shall be responsible for ensuring that such accommodated Airline has in full force and effect MAC’s required insurance coverages.

f.                                         Without limiting any other provision of this 2007A Amendment, AIRLINE’s duty to accommodate another airline shall be conditioned on and subject to the satisfaction of all requirements of this Section 6.

7.                                       In the event of a labor stoppage or other event which results in the cessation or substantial reduction in AIRLINE’s flights operations at the Airport, AIRLINE will immediately take all reasonable efforts, including but not limited to, moving of aircraft or equipment, providing access to AIRLINE’s holdrooms and jet bridges or anything else in AIRLINE’s control, in order to accommodate the operations of other Airlines providing air service to the Airport; provided that: (a) AIRLINE at all times will have access to its premises and equipment for operational reasons and (b) AIRLINE shall not be required to take any action which would interfere with its ability to re-institute service upon cessation of labor stoppage or other event. Subject to a mutually acceptable agreement between MAC and AIRLINE covering such use, AIRLINE shall have the right to charge reasonable fees and to require reasonable advance payment for such use of AIRLINE’s gates, holdroom areas, and loading bridges (and any such fees not in excess of 115% of the rates and charges payable by AIRLINE hereunder for such premises shall be deemed reasonable).

8.                                       The foregoing shall not be deemed to abrogate, change, or affect any restrictions, limitations or prohibitions on assignment or use of the AIRLINE’s Premises by others under this Agreement and shall not in any manner affect, waive or change any of the provisions thereof.

V.                                    SHORT TERM GATES

Exhibit V to the Lease has been attached hereto as Exhibit 5.

Article IV.H. “Short Term Gates” of the Lease is hereby modified to add subsection 6:

6.                                       If AIRLINE is leasing three (3) or fewer holdrooms from MAC, MAC agrees to not cancel the lease of more than one Short Term Gate AIRLINE may be leasing in accordance with the procedures identified in Article IV.H.2. as long as AIRLINE has adhered to the payment and utilization requirements identified within Article IV.H.5. for all leased gates for the previous twelve (12) consecutive months.

VI.                                RENTS, FEES, AND CHARGES

Article V.B. “Rents, Fees, and Charges” of the Lease is hereby deleted in its entirety and replaced with the following:

B.                                     Rents, Fees, and Charges

1.                                       Landing Fees

AIRLINE shall pay to MAC monthly landing fees to be determined by multiplying the number of 1,000-pound units of AIRLINE’s Total Landed Weight during the month by the then-current landing fee rate.  The landing fee rate shall be calculated according to procedures set forth in Article VI or Article VI. (Alternate).

2.                                       Environmental Surcharges.  Intentionally Omitted.

3.                                       Terminal Apron Fees

AIRLINE shall pay to MAC monthly Terminal Apron fees to be determined by multiplying the number of lineal feet of Terminal Apron under lease to AIRLINE (excluding Concourses A and B) during the month by the then-current Terminal Apron rate.  The Terminal Apron rate shall be calculated according to the procedures set forth in Article VI or Article VI. (Alternate) hereof.

4.                                       Concourse A and B Terminal Apron Fees

AIRLINE shall pay to MAC monthly Terminal Apron Fees associated with Concourses A and B at the rate of fifty percent (50%) of the lineal feet associated with Concourses A and B.

5.                                       Terminal Building Rents and Surcharge

AIRLINE shall pay to MAC monthly Terminal Building rentals and the Lindbergh Terminal Repair and Replacement Surcharge for its Exclusive (janitored and unjanitored), Preferential and Common Use Space in the Terminal Building.  The Terminal Building rental rates shall be calculated according to the procedures set forth in Article VI. or Article VI. (Alternate)

Terminal Building rentals for Common Use Space (except the IAF) shall be prorated among Signatory Airlines using the Common Use Formula.

6.                                       Carrousel and Conveyor Charges

AIRLINE shall pay to MAC monthly carrousel and conveyor charges based upon maintenance and operating costs and Debt Service.  The carrousel and conveyor charges shall be calculated according to the procedures set forth in Article VI or Article VI. (Alternate) and shall be prorated among Signatory Airlines using the Common Use Formula.

7.                                       IAF Gate Fees

AIRLINE shall pay to MAC monthly IAF gate fees determined by multiplying the number of arrivals at the IAF by AIRLINE’s propeller aircraft, narrow-body jet aircraft, and wide-body jet aircraft by $400, $800, and $1,200, respectively.

8.                                       IAF Use Fees

AIRLINE shall pay to MAC monthly IAF use fees determined by multiplying the number of AIRLINE’s international passengers arriving at the IAF during the month by the IAF use fee rate. The IAF use fee rate shall be calculated according to procedures set forth in Article VI or Article VI. (Alternate).

9.                                       Other Fees and Charges

AIRLINE shall pay to MAC reasonable fees for the various other services provided by MAC to AIRLINE. These services include, but may not be limited to, the following:

a.                                       Use of the Humphrey Terminal and Humphrey ramp at rates established from time to time by MAC.

b.                                      Use of Garage Parking Cards by AIRLINE’s employees at rates set forth in the Guidelines for Administering Validated Airport Parking.

c.                                       Use of designated employee parking facilities by AIRLINE’s employees at rates established from time to time by MAC.

d.                                      Nonroutine Terminal Apron cleaning and other special services requested by AIRLINE at rates that reflect the costs incurred by MAC.

e.                                       Security and personnel identification badges for AIRLINE’s personnel at rates established from time to time by MAC.

f.                                         Office services, such as facsimile, photocopying, or telephone provided by MAC. Charges for these services shall be at the rates that MAC customarily charges for such services.

g.                                      Charges for the cost of separately metered water and sewer and other such utilities not otherwise included in the calculation of rents, fees, and charges.

VII.                            CALCULATION OF RENTS, FEES, AND CHARGES

Article VI (Alternate), “Calculation of Rents, Fees and Charges” is hereby added to the Lease and shall be placed immediately following Article VI (“Calculation of Rents, Fees, and Charges”) as follows:

VI (ALTERNATE).                                            CALCULATION OF RENTS, FEES AND CHARGES.

A.                                   General

Notwithstanding Article VI hereof, effective January 1, 2006, and for each Fiscal Year thereafter, rents, fees, and charges will be reviewed and recalculated based on the principles and procedures set forth in this Article VI (Alternate).  The annual costs associated with each of the indirect cost centers shall be allocated to each of the Airport Cost Centers based on the allocations as set forth in Exhibit M, Indirect Cost Center Allocation, which allocations may be amended from time to time by mutual consent of MAC and a Majority-In-Interest of Signatory Airlines.  Such consent may not be unreasonably withheld.

B.                                     Calculation/Coordination Procedures

1.                                       AIRLINE shall provide to MAC: (a) on or before August 1 of each year a preliminary estimate of Total Landed Weight and Enplaned Passenger for the succeeding calendar year of AIRLINE and each Affiliated Airline, unless separately reported to MAC by such Affiliated Airline; and (b) on or before October 1 of each year a final estimate of such weight.  If the final estimate is not so received, MAC may continue to rely on the preliminary estimate for the MAC budgeting process.  MAC will utilize the forecast in developing its preliminary calculation of Total Landed Weight and Enplaned Passengers for use in the calculation of rents, fees, and charges for the ensuing Fiscal Year.

2.                                       On or before October 15 of each Fiscal Year, MAC shall submit to AIRLINE a preliminary calculation of rents, fees, and charges for the ensuing Fiscal Year. The preliminary calculation of rents, fees, and charges will include, among others, MAC’s estimate of all revenue items, Operation and Maintenance Expenses, Debt

Service, Capital Outlays, required deposits, including amounts necessary to be deposited in the Coverage Account in order to meet MAC’s rate covenant under the Trust Indenture, and Rentable Space.

3.                                       Within fifteen (15) days after receipt of the preliminary calculation of rents, fees, and charges, if requested by the Signatory Airlines, a meeting shall be scheduled between MAC and the Signatory Airlines to review and discuss the proposed rents, fees, and charges.

4.                                       MAC shall then complete a calculation of rents, fees, and charges at such time as the budget is approved, taking into consideration the comments or suggestions of AIRLINE and the other Signatory Airlines.

5.                                       If, for any reason, MAC’s annual budget has not been adopted by the first day of any Fiscal Year, the rents, fees, and charges for the Fiscal Year will initially be established based on the preliminary calculation of rents, fees, and charges until such time as the annual budget has been adopted by MAC. At such time as the annual budget has been adopted by MAC, the rents, fees, and charges will be recalculated, if necessary, to reflect the adopted annual budget and made retroactive to the first day of the Fiscal Year.

6.                                       If, during the course of the year, MAC believes significant variances exist in budgeted or estimated amounts that were used to calculate rents, fees, and charges for the then current Fiscal Year, MAC may after notice to Airlines adjust the rents, fees, and charges for future reports to reflect current estimated amounts.

C.                                     Landing Fees

MAC shall calculate the landing fee rate in the following manner and as illustrated in Exhibit N (revised).

1.                                       The total estimated Airfield Cost shall be calculated by totaling the following annual amounts:

a.                                       The total estimated direct and allocated indirect Operation and Maintenance Expenses allocable to the Airfield cost center.

b.                                      The estimated Debt Service net of amounts paid from PFCs or grants allocable to the Airfield cost center.

c.                                       The cost of Runway 17/35 deferred and not yet charged from the date of occupancy through December 31, 2005 will be charged starting January 1, 2006 through December 31, 2035 at $79,535.16 annually.

d.                                      The Landing Fee Repair and Replacement Amount.

e.                                       The amount of any fine, assessment, judgment, settlement, or extraordinary charge (net of insurance proceeds) paid by MAC in connection with the operations on the Airfield, to the extent not otherwise covered by Article X.

f.                                         The amounts required to be deposited to funds and accounts pursuant to the terms of the Trust Indenture, including, but not limited to, its Debt Service reserve funds allocable to the Airfield cost center.  MAC agrees to exclude from the calculation of landing fees the amounts which it may deposit from time to time to the maintenance and operation reserve account and the Coverage Account established and maintained pursuant to the Trust Indenture except for such amounts which are necessary to be deposited to the Coverage Account in order for MAC to meet its rate covenant under the Trust Indenture.

2.                                       The total estimated Airfield Cost shall be adjusted by the total estimated annual amounts of the following items to determine the Net Airfield Cost:

a.                                       Service fees received from the military, to the extent such fees relate to the use of the Airfield;

b.                                      General aviation and nonsignatory landing fees;

c.                                       Debt Service on the Capital Cost, if any, disapproved by a Majority-In-Interest of Signatory Airlines.

3.                                       The Net Airfield Cost shall then be divided by the estimated Total Landed Weight (expressed in thousands of pounds) of the Signatory Airlines operating at the Airport to determine the landing fee rate per 1,000 pounds of aircraft weight for a given Fiscal Year.

D.                                    Terminal Apron Fees

MAC shall calculate the Terminal Apron rate in the following manner and as illustrated in Exhibit N (revised).

1.                                       The total estimated Terminal Apron Cost shall be calculated by totaling the following annual amounts:

a.                                       The total estimated direct and allocated indirect Operation and Maintenance Expenses allocable to the Terminal Apron cost center.

b.                                      The estimated Debt Service net of amounts paid from PFCs or grants allocable to the Terminal Apron cost center (excluding hydrant fueling repairs and modifications).

c.                                       The cost of Concourse A and B Apron Area deferred and not yet charged from the date of occupancy through December 31, 2005 will be charged starting January 1, 2006 through December 31, 2035 at $159,950.19 annually.

d.                                      The amounts required to be deposited to funds and accounts pursuant to the terms of the Trust Indenture, including, but not limited to, its Debt Service reserve funds allocable to the Terminal Apron cost center.  MAC agrees to exclude from the calculation of Terminal Apron fees the amounts which it may deposit from time to time to the maintenance and operation reserve account and the Coverage Account established and maintained pursuant to the Trust Indenture except for such amounts which are necessary to be deposited to the Coverage Account in order for MAC to meet its rate covenant under the Trust Indenture.

e.                                       The Terminal Apron Repair and Replacement Amount.

2.                                       The Terminal Apron Cost shall then be divided by the total estimated lineal feet of Terminal Apron, to determine the Terminal Apron rate per lineal foot for a given Fiscal Year. For the purposes of this calculation, lineal feet of Terminal Apron shall be computed as the sum of the following:

a.                                       Lineal feet of the Terminal Apron (excluding the Terminal Apron associated with Concourses A & B); and

b.                                      Fifty percent (50%) of lineal feet of the Terminal Apron associated with Concourse A & B.

E.                                      Terminal Building Rents

MAC shall calculate the terminal building rental rate for unjanitored and janitored space in the Terminal Building as set forth in subsections 1 and 2 of this Article VI. (Alternate) E.

1.                                       MAC shall calculate the terminal building rental rate for unjanitored space in the Terminal Building in the following manner and as illustrated in Exhibit N (revised).

a.                                       The total estimated Terminal Building Cost shall be calculated by totaling the following annual amounts:

1)                                      The total estimated direct and allocated indirect Operation and Maintenance Expenses allocable to the Terminal Building cost center.

2)                                      The estimated direct and allocated Debt Service net of amounts paid from PFCs or grants allocable to the Terminal Building cost center.

3)                                      The cost of Concourse A, B, C and D deferred and not yet charged from date of occupancy through December 31, 2005 will be charged starting January 1, 2006 through December 31, 2035 at $2,910,547.40 annually.

4)                                      The amounts required to be deposited to funds and accounts pursuant to the terms of the Trust Indenture, including, but not limited to, its Debt Service reserve funds allocable to the Terminal Building cost center.  MAC agrees to exclude from the calculation of Terminal Rents the amounts which it may deposit from time to time to the maintenance and operation reserve account and the Coverage Account established and maintained pursuant to the Trust Indenture except for such amounts which are necessary to be deposited to the Coverage Account in order for MAC to meet its rate covenant under the Trust Indenture.

b.                                      The total estimated Terminal Building Cost shall be reduced by the total estimated annual amounts of the following items to determine the Net Terminal Building Cost:

1)                                      Reimbursed expense:

a)                                      Steam and chilled water on the G Concourse;

b)                                     Carrousel and conveyor Capital Cost and Operation and Maintenance Expense;

c)                                      Ground Power;

d)                                     Loading Dock; and

e)                                      Consortium Utilities.

2)                                      Janitorial Operation and Maintenance Expenses, as determined by MAC.

c.                                       The Net Terminal Building Cost shall then be divided by the total estimated Rentable Space in the Terminal Building to determine the terminal building rental rate per square foot for unjanitored space for a given Fiscal Year.  (See Initial Rentable Square Footage, Exhibit O).

2.                                       MAC shall calculate the terminal building rental rate for janitored space by totaling the following rates and as illustrated in Exhibit N (revised):

a.                                       The terminal building rental rate per square foot for unjanitored space for a given Fiscal Year, as calculated in this Section; and

b.                                      An additional rate per square foot, the janitored rate, calculated by dividing the total estimated direct janitorial Operation and Maintenance Expenses, as determined by MAC, by the total janitored space in the Terminal Building (excluding MAC and mechanical space).

F.                                      Carrousel and Conveyor Charge

1.                                       MAC shall calculate the carrousel and conveyor charge, as illustrated in Exhibit N (revised), by totaling the following annual amounts: equipment charges associated with the carrousel and conveyor, including annual Debt Service, maintenance expense, and service charge.

2.                                       MAC shall prorate the carrousel and conveyor charge among the Signatory Airlines using the Common Use Formula.

G.                                     IAF Use Fees

The IAF use fee for use of the IAF and any associated gates shall be effective through December 31, 2015 and shall be based upon:

1.                                       The cost of the maintenance and operation of the International Arrivals Facility which may include, but is not limited to:

a.                                       utilities;

b.                                      cleaning:

c.                                       maintenance (including the costs of maintaining the security equipment that existed as of April 1998);

d.                                      police, fire, and administrative cost allocation;

e.                                       costs of providing passenger baggage carts, if any;

f.                                         costs of providing staff parking for federal inspections agency staff; and

g.                                      $4.17 per square foot recoupment for lost rental area in the G Concourse.

2.                                       Costs associated with the operation of dual international arrivals facility locations at the Airport, based on the appropriate allocation of costs between the two facilities, not otherwise funded by the federal inspections agencies including, but not limited to additional personnel and equipment used by those agencies; and

3.             Debt Service, if any; and

Items (1) through (3) above, for which AIRLINE will be billed monthly, shall be set annually at an estimated charge through MAC’s budget process and then adjusted at year end for actual costs pursuant to certified audit by MAC’s external auditors and such difference shall be charged or credited to AIRLINE and paid by AIRLINE or MAC within thirty (30) days thereafter.

H.            Year-End Adjustments of Rents, Fees, and Charges

1.                                       As soon as practical following the close of each Fiscal Year, but in no event later than July 1, MAC shall furnish AIRLINE with an accounting of the costs actually incurred and revenues and credits actually realized during such Fiscal Year with respect to each of the components of the calculation of the rents, fees, and charges calculated pursuant to this Article broken down by rate making Cost Center.

2.                                       In the event AIRLINE’s rents, fees, and charges billed during the Fiscal Year exceed the amount of AIRLINE’s rents, fees, and charges required (as recalculated based on actual costs and revenues), such excess shall be refunded or credited to AIRLINE.

3.                                       In the event AIRLINE’s rents, fees, and charges billed during the Fiscal Year are less than the amount of AIRLINE’s rents, fees, and charges required (as recalculated based on actual costs and revenues), such deficiency shall be charged to AIRLINE in a supplemental billing.

I.              Revenue Sharing

1.                                       Beginning January 1, 2006, subject to Section IX of the 2007A Amendment to the Airline Operating Agreement and Terminal Building Lease, in conjunction with its Year End Adjustments of Rents, Fees and Charges, MAC will rebate to AIRLINE a portion of the Annual Gross Revenues for Selected Concessions for the most recent Fiscal Year under the following schedule (“Revenue Sharing”) (all dollar amounts set forth in this Article VI (Alternate) shall apply for 2006 only and shall be escalated for each Fiscal Year after 2006 on an annual compounded basis by the Selected Concession Revenue Escalation Factor):

a.                                       If Annual Gross Revenues for the Selected Concessions for 2006 are between $25 million and $32.299 million for the Fiscal Year, 25% of gross revenues;

b.                                      If Annual Gross Revenues for the Selected Concessions are above $ 32.299 million for the Fiscal Year, 25% of gross revenues up to $32.299 million and  50% of gross  revenues above $32.299 million;

2.                                       Reduced sharing of gross revenues if Annual Gross Revenues for the Selected Concessions are below $25 million for the Fiscal Year;

a.             $24 million to $24.99 million – 20%

b.             $23 million to $23.99 million – 15%

c.             $22 million to $22.99 million – 10%

d.             $21 million to $21.99 million – 5%

3.                                       The total rebate amount shall be allocated among Signatory Airlines according to their pro rata share of Enplaned Passengers for the Fiscal Year and shall be structured as a post-year-end check to AIRLINE issued by MAC no later than 240 days following each Fiscal Year, subject to correction following any applicable audit;

4.                                       Notwithstanding the foregoing, MAC shall have the right to reduce the amount of Revenue Sharing with respect to any Fiscal Year to the extent necessary so that the Net Revenues of the MAC taking into account the Revenue Sharing for such Fiscal Year will not be less than 1.25x of the total Debt Service of MAC for such Fiscal Year.  In the event that the Revenue Sharing is reduced in any Fiscal Year, by any amount (the “Deferred Revenue Sharing Amount”) as a result of the operation of this Article VI (Alternate), MAC will accrue the Deferred Revenue Sharing Amount and credit such amount to the Signatory Airlines in the subsequent Fiscal Year (or, if such amount may not be credited in accordance with this Article VI (Alternate) in such subsequent Fiscal Year, then such amount will be credited in the next succeeding Fiscal Year in which such credit may be issued in accordance with this Article VI (Alternate); and

5.                                       The rights of any Signatory Airline to any payment, credit or application of Revenue Sharing to or for the benefit of such Signatory Airline is a contract right, in existence and effective as of January 1, 2006 (subject to Section IX of the 2007A Amendment), and any such payment, credit or application actually made is proceeds thereof.

J.             Reversion to Pre-Existing Rate Structure.

Notwithstanding anything in the Lease or any other agreement between MAC and AIRLINE, in the event AIRLINE is not in compliance with any payment obligation under any agreement with the MAC  during the period following any applicable notice and cure period under such agreement and continuing until payment of any such amounts (the “Payment Default Period”), MAC will have the right, upon written notice to AIRLINE (provided that, if AIRLINE is in bankruptcy, no notice shall be required for the effectiveness of the following, although invoices reference the additional amounts due as a result of such payment default and set forth the applicable rates that are then in effect as a result of such payment default), to: (i) have AIRLINE’s payment obligations under the Lease during the Payment Default Period revert to the Pre-Existing Rate Structure, and (ii) apply the amount of any Rate Differential (as defined in Section IX hereof) for AIRLINE during such period and the amount of any accrued and unpaid Revenue Sharing credits (if any) otherwise due to AIRLINE pursuant to Article VI (Alternate) for the Payment Default Period against any amounts owed by AIRLINE to MAC to the extent necessary to cure such payment defaults.

A revised Exhibit N to the Lease has been attached hereto as Exhibit 3.

VIII.        BANKRUPTCY

Article XI.E. “Bankruptcy” of the Lease is amended to add the following subsection E.6:

6.                                       In addition to the other rights of MAC hereunder, to the extent necessary, to effect its rights under Article VI (Alternate).J. of the Lease in any future bankruptcy involving AIRLINE pursuant to the doctrines of setoff and/or recoupment.

IX.           AMENDMENT EFFECTIVE DATE AND CONDITIONS

The amended rate structures and changes in rate methodology (the “Rate Changes”) and the Revenue Sharing (the Revenue Sharing together with the Rate Changes, shall be called the “Savings”) set forth in Sections VI and VII of the 2007A Amendment (as hereinafter defined) shall be effective commencing January 1, 2006 and shall continue through the term of each Airline’s Airline Operating Agreement and Terminal Building Lease, subject to the terms and conditions thereof.  However, MAC and AIRLINE hereby acknowledge and agree that receipt of any credits for the Savings under this 2007A Amendment is expressly conditioned upon the entry of an order in the 2005 Bankruptcy Case (which would include an order confirming a plan of reorganization and which shall contain the provisions regarding effectiveness set forth herein) (the “Assumption Order”) not later than September 30, 2007 approving the assumption by NAI of the executory agreements relating to GO15, GO13, the Lease, and the other leases and executory agreements between NAI and MAC set forth on Exhibit 4 hereto (the “Assumed Agreements”).  The Assumption Order shall provide that the effectiveness of the assumption of the Assumed Agreements is conditioned upon the approval by all of the Signatory Airlines of this 2007A Amendment or the Third Amendment to Airline Operating Agreement and Terminal Building Lease (“NAI’s Third Amendment”) as an amendment to each Signatory Airline’s Airline Operating Agreement and Terminal Building Lease.  Within thirty (30) days after the later to occur of (i) the entry of the Assumption Order and (ii) approval by all of the Signatory Airlines of this 2007A Amendment or NAI’s Third Amendment and any other documents implementing the Savings (the “Amendment Effective Date”), MAC will (A) issue a check to (i) each Signatory Airline in an amount equal to the difference between the rates and charges calculated under the pre-existing Airline Operating Agreement and Terminal Building Lease with each Signatory Airline, without taking into account the changes set forth in this 2007A Amendment (“Pre-Existing Rate Structure”), and such rates and charges calculated taking into account the Rate Changes and other revisions to the Airline Operating Agreement and Terminal Building Lease with each Signatory Airline that are set forth in this 2007A Amendment (“Amended Rate Structure”, with such difference between the Pre-Existing Rate Structure and the Amended Rate Structure, the “Rate Differential”) for the period commencing January 1, 2006 through the Amendment Effective Date, (ii) each Signatory Airline for the amount of the Revenue Sharing for 2006 and any succeeding calendar year ending prior to the Amendment Effective Date with such credit issued upon the completion of the certified independent audits report for such year, and (iii) each Signatory Airline for interest on the credit amounts referenced in clauses (i) and (ii) of this sentence at MAC’s actual earned overnight interest rate (“Applicable Interest Rate”) from the period commencing on February

12, 2007 (but in the case of 2006 Revenue Sharing, not earlier than the completion of the comprehensive annual financial report for 2006) (“Interest Commencement Date”) through the date of the issuance of such credits, and (B) implement the terms of the 2007A Amendment as of the Amendment Effective Date.

The remainder of this page has been intentionally left blank.

IN WITNESS WHEREOF, the parties have signed and executed this Amendment in duplicate the day and year first below written.

METROPOLITAN AIRPORTS COMMISSION

Date:	, 2007	By:

Its:

AIRLINE

Date:	, 2007	By:

Its:

STATE OF MINNESOTA	)
) ss.
COUNTY OF HENNEPIN	)

This instrument was acknowledged before me on the            day of                     , 2007,               , the                                    of the Metropolitan Airports Commission on behalf of the Commission.

Notary Public

STATE OF MINNESOTA	)
) ss.
COUNTY OF RAMSEY	)

This instrument was acknowledged before me on the            day of                     , 2007,                                     , the                                                                      of                                                         .

Notary Public

EXHIBIT 1

AIRLINE OPERATING AGREEMENT AND TERMINAL BUILDING LEASE AND AMENDMENTS

Agreement/Amendment	Effective Date

Airline Operating Agreement and Terminal Building Lease	January 1, 1999

EXHIBIT 2

LIST OF MAC BOND OBLIGATIONS

Current Outstanding Debt

General Obligation Revenue Bonds

Series 13	(2015)
Series 14	(2011)
Series 15	(2022)

General Airport Revenue Bonds

Series 1998B Sr	(2016)
Series 1999B Sr	(2022)
Series 2000B Sr	(2021)
Series 2001B Sr	(2024)
Series 2007A Sr	(2032)
Series 2001D Sub	(2016)
Series 2003A Sub	(2031)
Series 2004A Sub	(2031)
Series 2005A Sub	(2035)
Series 2005B Sub	(2026)
Series 2005C Sub	(2032)
Series 2007B Sub	(2032)

Commercial Paper

Series A
Series B
Series C
Series D

Notes Payable –Equipment Leasing

2003 Financing	(2008)
2004 Financing	(2009)

Other Notes Payable/Financing Leases

EXHIBIT 3 - REVISED EXHIBIT N

Metropolitan Airports Commission

Minneapolis-St. Paul International Airport

Illustration of Calculation of Rates for Rents, Fees and Charges

Calculation of Landing Fee Rates

Article Reference		200x

V1.C.1.	Direct Operation and Maintenance Expense (Includes Control Tower, Noise Abatement & Operations)	$8,500,000
	Indirect Operation and Maintenance Expense	16,500,000
	Direct and Indirect Debt Service	7,000,000
	Runway 17/35 Deferral	79,535
	Capital Outlays/Deposit to Repair & Replacement Fund	10,200,000
	Direct and Indirect Cost of Capital Outlays/Leases (Original)	1,500,000
	Fine, Assessment, Judgment or Settlement	—
	Debt Service Reserve Fund Deposit	—
	Operation Reserve Account Deposit	—
	Coverage Account Deposit	—

	Total Airfield Cost	$40,479,535

	Less:

V1C.2.	Service Fees (Military)	$150,000
	General Aviation Landing Fees	880,000
	Nonsignatory Landing Fees (HHH and Commuter)	720,000
	Off-Airport Aircraft Noise Costs	—
	Projects Rejected by MII of Signatory Airlines	—

	Total Adjustments	$1,750,000

	Net Airfield Cost	$38,729,535

V1.C.3.	Total Landed Weight of Signatory Airlines (1,000-lb. Units)	23,500,000

	Landing Fee Rate per 1,000 lbs.	$1.648

EXHIBIT 3 - REVISED EXHIBIT N

Metropolitan Airports Commission

Minneapolis-St. Paul International Airport

Illustration of Calculation of Rates for Rents, Fees and Charges

Calculation of Terminal Apron Rates

Article Reference				200x

V1.E.1.	Direct Operation and Maintenance Expense			$210,000
	Indirect Operation and Maintenance Expense			3,500,000
	Direct and Indirect Debt Service			10,000
	Direct and Indirect Cost of Capital Outlays/Lease			500,000
	Capital Outlays/Deposit to Repair & Replacement Fund			600,000
	Concourse A & B Ramp Deferral Recovery			159,950
	Debt Service Reserve Fund Deposit			—
	Operation Reserve Account Deposit			—
	Coverage Account Deposit			—

	Total Terminal Apron Cost			$4,979,950

V1.E.2.	Total Lineal Feet of Terminal Apron		9,971
	(Excluding Terminal A & B Ramp)

	Terminal A Apron Lineal Feet	1,253
	Terminal B Apron Lineal Feet	1,409

V1.E.3.	Total Terminal A & B Apron	2,662

	Terminal A & B Apron @ ½		1,331

	Total Chargeable Terminal Apron Lineal Feet			11,302

	Terminal Rate Per Lineal Foot			$440.626

EXHIBIT 3 - REVISED EXHIBIT N

Metropolitan Airports Commission

Minneapolis-St. Paul International Airport

Illustration of Calculation of Rates for Rents, Fees and Charges

Calculation of Terminal Building Rental Rate (Janitored and Unjanitored Space)

Article Reference		200x

V1.G.1.a	Unjanitored Space Rate Calculation
	Direct Operation and Maintenance Expense (Includes Energy Management Center)	$21,490,000
	Indirect Operation and Maintenance Expense	9,000,000
	Direct and Indirect Debt Service	21,700,000
	Terminal A-D Deferral Recovery	2,910,537
	Direct and Indirect Cost of Capital Outlays/Leases	500,000
	Debt Service Reserve Fund Deposit	—
	Operation Reserve Account Deposit	—
	Coverage Account Deposit	—
	Total Terminal Building Cost	$55,600,537

	Less:
V1.G1.b.	Steam and Chilled Water Reimbursement (G Concourse)	$940,000
	Carrousel and Conveyor Costs	220,000
	Ground Power	390,000
	Loading Dock	2,265,000
	Consortium Utilities	440,000

	Total Adjustments	$4,255,000

	Net Terminal Building Cost	$51,345,537

V1.G.1.c.	Total Rentable Space	$1,088,393

	Terminal Building Rental Rate per Square Foot for Unjanitored Space	$47.176

	Terminal Airlines R & R Fund Surcharge Amount
	Capital Outlays/Deposit to Rehab & Replacement Fund	$6,000,000
	Weighted Average Airline Rentable Space (Janitored and Unjanitored)	570,000
	Surcharge Amount	$10.526

EXHIBIT 3 - REVISED EXHIBIT N

Metropolitan Airports Commission

Minneapolis-St. Paul International Airport

Illustration of Calculation of Rates for Rents, Fees and Charges

Calculation of Terminal Building Rental Rate (Janitored and Unjanitored Space)

	Janitored Space Rate Calculation
V1.G.2.	Total Direct Janitored Operation and Maintenance Expenses	$5,800,000

	Total Janitored Space (1)	975,000

	Janitored Rate per Square Foot	$5.949
	Terminal Building Rental Rate per Square Foot for Unjanitored Space (Above)	$47.176
	Terminal Building Rental Rate per Square Foot for Janitored Space	$53.125

(1) Excludes MAC and mechanical space.

EXHIBIT 3 - REVISED EXHIBIT N

Metropolitan Airports Commission

Minneapolis-St. Paul International Airport

Illustration of Calculation of Rates for Rents, Fees and Charges

Calculation of Carrousel and Conveyor Charge

Article Reference		200x
V1.H.1.	Direct and Indirect Maintenance Depreciation Charges	$250,000

	Direct and Indirect Debt Service	—

	Direct and Indirect Cost of Capital Outlays/Leases	—

	Total	$250,000

EXHIBIT 3 - REVISED EXHIBIT N

Metropolitan Airports Commission

Minneapolis-St. Paul International Airport

Illustration of Calculation of Rates for Rents, Fees and Charges

Calculation of Airline Cost Per Enplaned Passenger

Actual 200x

Landing Fees-Signatory	$36,000,000
Landing Fees-HHH Nonsignatory	70,000
Landing Fees-Commuter Nonsignatory	650,000

Ramp Fees-Signatory	4,410,000
Ramp Fees-HHH Nonsignatory	15,000
Ramp Fees-Commuter Nonsignatory	—

Terminal Building	33,920,000
IAF Charges	2,850,000
Carrousels & Conveyors	205,000
Old Portion of G Concourse	421,000
Lobby Fees	6,210,000
FIS Surcharge	880,000
HHH Terminal Building Rent	640,000
Concessions Rebate	(9,100,000)
Apron Fees – HH Terminal	500,000
Apron Fees - Commuter	—
Police/Fire/Admin. – G Concourse	700,000
Steam/Chilled Water – G Concourse	900,000
Janitorial – G Concourse	700,000
Self-Liquidating – C/G Concourse	1,592,000
Total Costs	$81,563,000

Enplaned Passengers	17,000,000

Airline Cost Per Enplaned Passenger	$4.798

EXHIBIT 4

ASSUMED AGREEMENTS

NWA Assumption of Agreements and Survival of Obligations

1.                                       All Executory contracts that were entered into in connection with the GO15 and GO13 Bonds, excluding adequate protection stipulations

2.                                       All other obligations and agreements related to the GO 15 and GO 13 Bonds including but not limited to all guaranties, security agreements, mortgages and other documents shall remain unimpaired and fully enforceable following assumption of the GO 15 and GO 13 executory contracts

3.                                       Airline Operating Agreement and Terminal Building Lease dated as of January 1, 1999 (as amended)

4.                                       Main Base Agreement dated as of March 5, 1956 as amended (a.k.a. Building B Lease)

5.                                       Republic Airlines, Inc. Main Base Lease and Agreement dated as of December 19, 1966 as amended (a.k.a. Building C Lease)

6.                                       Lease Agreement dated as of October 6, 1969 as amended (a.k.a. Building F Lease)

7.                                       Runway 12R De-Icing Operations Center Site Agreement dated as of December 2003

8.                                       Runway 30R De-Icing Operations Center Agreement dated as November 2001

9.                                       Deicing Operations Center Agreement dated as of April 1998 as amended (a.k.a. 12L Deicing Operations Center Lease)

10.                                 Runway 17/35 Glycol Reclamation Facility Agreement dated as of August 2004.

11.                                 Lease and Fuel Agreement as Restated and Amended for Aviation Fuel Facilities dated February 1, 2005.

EXHIBIT 5

EXHIBIT V

Same as Third Amendment.

EXHIBIT 6

EXHIBIT W

Memorandum of Understanding

For Ground Handling on Lindbergh Terminal FIS Gates

This Memorandum of Understanding (“MOU”) is made the                            day of           , 2006, between the Metropolitan Airports Commission, a public corporation of the State of Minnesota (“MAC”),                     (insert airline name)          authorized to do business in the State of Minnesota (“AIRLINE”), and Northwest Airlines, Inc., a Minnesota corporation authorized to do business in the State of Minnesota (“Northwest”).

WHEREAS, the parties to this MOU desire to establish the terms and conditions by which AIRLINE permitted to contract with a 3rd party for the provision of ground handling services while operating from the Lindbergh Terminal of the Minneapolis-St. Paul International Airport (“Airport).

NOW, THEREFORE, in consideration of the foregoing and mutual promises and covenants set forth, the parties hereby agree as follows:

1.             Background Information

AIRLINE has requested from MAC the ability to contract with a 3rd party ground handling company (“Ground Handling Company”) for the provision of below-wing ground handling services for its international operations which occur on Gates G1-G10 of the Lindbergh Terminal (the “Gates”).

2.              Airline Operating Agreement & Terminal Building Lease

Pursuant to the Airline Operating Agreement and Terminal Building Lease (“Airline Agreement”) that both AIRLINE and Northwest have separately entered into with the MAC, Airlines operating on the Gates have the option to either self-handle or utilize Northwest for below-wing ground handling services.  However, MAC, AIRLINE, and Northwest would like to establish alternate terms and conditions by which AIRLINE is permitted to contract with a Ground Handling Company for the provision of below-wing ground handling services at the Gates without amending the Airline Agreement.

3.              Effective Date & Term

The effective date of this MOU shall be                                              .

This MOU is terminable by any party providing 90 days advance written notice to the other two parties in accordance with this MOU.

4.             MAC Commitments

A.                                   Ensure the Ground Handling Company selected by AIRLINE executes and adheres to all of the requirements of MAC’s Limited Airside Services License.  This License establishes the insurance, indemnification, environmental, and financial requirements for operating at the Airport consistent with AIP grant assurances.

B.                                     Assist AIRLINE and Northwest with ensuring the Ground Handling Company operates within the parameters established by this MOU and the Limited Airside Services License.

C.                                     Assist with ensuring AIRLINE is provided access to FIS accessible gates in accordance with the Airline Agreement.

D.                                    In the event an aircraft is not able to depart the gate within the two hour limit for narrow-body aircraft and the three hour limit for wide-body aircraft identified in Section 5.D. and Northwest is requiring use of the gate, MAC shall to the best of its ability assist AIRLINE in relocation of the aircraft to either another gate location designated by Northwest or to a remote parking area designated by MAC or MAC’s agent.

E.                                      Establish ticket counters and outbound baggage belt access for AIRLINE and the Ground Handling Company independent of ticket counters and baggage belts occupied by Northwest.

5.                                      AIRLINE Commitments

A.                                   Provide in advance Northwest and MAC with AIRLINE’s schedule on a monthly basis and the specific time in advance of the aircraft arrival that AIRLINE requests the Ground Handling Company to be allowed to stage equipment on the Northwest designated gate.  In most cases, Gate TBD shall be the gate designated by Northwest; however this gate assignment is subject to change by Northwest based on the operating conditions of any given day.

B.                                     Provide Northwest with as much notice as possible of aircraft arrival and departure time changes that occur for various reasons on a day-to-day basis to ensure proper access to gates and the FIS bag room.

C.                                     To the best of AIRLINE’s ability, ensure only ground handling equipment incidental to the servicing of its aircraft operations may be positioned on the ramp adjacent to the applicable gate.  Equipment may be staged on the gate no more than 20 minutes in advance of aircraft arrival and must be removed promptly upon departure of the aircraft.

D.                                    To the best of AIRLINE’s ability, ensure its aircraft does not remain on the gate after arrival any longer than two hours for narrow-body aircraft and three hours for wide-body aircraft.  In the event an aircraft is not able to depart the gate within the applicable two or three hour limit and Northwest is requiring use of the gate, AIRLINE shall relocate the aircraft to either another gate location designated by Northwest or to a remote parking area designated by MAC or MAC’s agent.  AIRLINE shall be responsible for the cost of parking its aircraft on another gate designated by Northwest or within a remote parking area designated by MAC.

E.                                      AIRLINE assumes responsibility for its above-wing operations through use of AIRLINE’s employees or a 3rd party handler.

F.                                      AIRLINE shall secure ticket counter and outbound baggage areas from MAC and shall be responsible for all costs relating to the use of or construction of such areas.

G.                                     AIRLINE shall pay MAC all fees related to its use of a gate and the FIS facility as required by the Airline Agreement.

H.                                    In the event Airline exercises its rights pursuant to Section III.C.3 of the 2007A Amendment, AIRLINE agrees to indemnify, defend, save and hold harmless MAC and Northwest and their respective Commissioners, officers, and employees (collectively, “Indemnitees”) from and against any and all liabilities, losses, damages, suits, actions, claims, judgments, settlements, fines or demands of any person other than an Indemnitee arising by reason of injury or death of any person, or damage to any property, including all reasonable costs for investigation and defense thereof (including but not limited to attorneys’ fees, court costs, and expert fees), of any nature whatsoever arising out of or incident to the use or occupancy of, or operations of AIRLINE at or about the Gates unless such injury, death or damage is caused by (i) the negligent act or omission of an Indemnitee whether separate or concurrent with negligence of others, including AIRLINE.  MAC and Northwest shall give AIRLINE reasonable notice of any such claims or actions. In indemnifying or defending MAC and Northwest, AIRLINE shall use legal counsel reasonably acceptable to MAC and Northwest and shall control the defense of such claim or action

6.             Northwest Commitments

A.                                   AIRLINE will have gate access in accordance with Article III. of the Airline Agreement.

B.                                     To the best of Northwest’s ability, the gate designated for AIRLINE’s operation shall be clear of Northwest’s equipment and accessories 30 minutes in advance of the AIRLINE’s scheduled arrival.

C.                                     To the best of Northwest’s ability, neither Northwest nor its equipment shall prevent the Ground Handling Company from reasonable use of and access to the FIS bag room in accordance with this MOU.

7.             Notices

All notices and other communications under this Agreement shall be effective two (2) business days after deposit with the United States Postal Service, first class, postage prepaid, or when hand delivered or transmitted by facsimile, and shall be in writing and addressed to the parties at the following addresses:

To Northwest:	Northwest Airlines, Inc.
2700 Lone Oak Parkway (Dept. A1135)
Eagan, MN 55121-1534
Fax No. (612) 727-6041
Attention: Vice President - Facilities & Airport Affairs

To AIRLINE:

To MAC:	Metropolitan Airports Commission
6040 28th Avenue South
Minneapolis, MN 55450
Attn: Director, Commercial Management & Airline Affairs

Either party may change the address at which notice is to be made by providing notice of the change to the other party, in writing, in the manner provided for in this Section 6.

8.             Governing Law

This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota.

9.             Integration; Amendment and Modification

This Agreement embodies the entire agreement between the parties hereto relative to the subject matter hereof and shall not be modified, changed or altered in any respect except in writing.

10.          Counterparts

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one agreement.

IN WITNESS WHEREOF, the parties hereto signed and executed this instrument the day and year first above written, but effective as of the date set forth in Article 3.

Date:

, 2007

METROPOLITAN AIRPORTS COMMISSION

Date:

, 2007

AIRLINE

Date:

, 2007

NORTHWEST AIRLINES, INC.

EXHIBIT 7

EXHIBIT W

Memorandum of Understanding

For Ground Handling on Lindbergh Terminal FIS Gates

This Memorandum of Understanding (“MOU”) is made the                day of             , 2006, between the Metropolitan Airports Commission, a public corporation of the State of Minnesota (“MAC”),                       (insert airline name)                        authorized to do business in the State of Minnesota (“AIRLINE”), and Northwest Airlines, Inc., a Minnesota corporation authorized to do business in the State of Minnesota (“Northwest”).

WHEREAS, the parties to this MOU desire to establish the terms and conditions by which AIRLINE permitted to contract with a 3rd party for the provision of ground handling services while operating from the Lindbergh Terminal of the Minneapolis-St. Paul International Airport (“Airport).

NOW, THEREFORE, in consideration of the foregoing and mutual promises and covenants set forth, the parties hereby agree as follows:

1.                                      Background Information

AIRLINE has requested from MAC the ability to contract with a 3rd party ground handling company (“Ground Handling Company”) for the provision of below-wing ground handling services for its international operations which occur on Gates G1-G10 of the Lindbergh Terminal (the “Gates”).

2.                                      Airline Operating Agreement & Terminal Building Lease

Pursuant to the Airline Operating Agreement and Terminal Building Lease (“Airline Agreement”) that both AIRLINE and Northwest have separately entered into with the MAC, Airlines operating on the Gates have the option to either self-handle or utilize Northwest for below-wing ground handling services.  However, MAC, AIRLINE, and Northwest would like to establish alternate terms and conditions by which AIRLINE is permitted to contract with a Ground Handling Company for the provision of below-wing ground handling services at the Gates without amending the Airline Agreement.

3.                                      Effective Date & Term

The effective date of this MOU shall be                                                 .

This MOU is terminable by any party providing 90 days advance written notice to the other two parties in accordance with this MOU.

4.                                      MAC Commitments

A.                                   Ensure the Ground Handling Company selected by AIRLINE executes and adheres to all of the requirements of MAC’s Limited Airside Services License.  This License establishes the insurance, indemnification, environmental, and financial requirements for operating at the Airport consistent with AIP grant assurances.

B.                                     Assist AIRLINE and Northwest with ensuring the Ground Handling Company operates within the parameters established by this MOU and the Limited Airside Services License.

C.                                     Assist with ensuring AIRLINE is provided access to FIS accessible gates in accordance with the Airline Agreement.

D.            In the event an aircraft is not able to depart the gate within the two hour limit for narrow-body aircraft and the three hour limit for wide-body aircraft identified in Section 5.D. and Northwest is requiring use of the gate, MAC shall to the best of its ability assist AIRLINE in relocation of the aircraft to either another gate location designated by Northwest or to a remote parking area designated by MAC or MAC’s agent.

E.             Establish ticket counters and outbound baggage belt access for AIRLINE and the Ground Handling Company independent of ticket counters and baggage belts occupied by Northwest.

5.             AIRLINE Commitments

A.            Provide in advance Northwest and MAC with AIRLINE’s schedule on a monthly basis and the specific time in advance of the aircraft arrival that AIRLINE requests the Ground Handling Company to be allowed to stage equipment on the Northwest designated gate.  In most cases, Gate TBD shall be the gate designated by Northwest; however this gate assignment is subject to change by Northwest based on the operating conditions of any given day.

B.            Provide Northwest with as much notice as possible of aircraft arrival and departure time changes that occur for various reasons on a day-to-day basis to ensure proper access to gates and the FIS bag room.

C.            To the best of AIRLINE’s ability, ensure only ground handling equipment incidental to the servicing of its aircraft operations may be positioned on the ramp adjacent to the applicable gate.  Equipment may be staged on the gate no more than 20 minutes in advance of aircraft arrival and must be removed promptly upon departure of the aircraft.

D.            To the best of AIRLINE’s ability, ensure its aircraft does not remain on the gate after arrival any longer than two hours for narrow-body aircraft and three hours for wide-body aircraft.  In the event an aircraft is not able to depart the gate within the applicable two or three hour limit and Northwest is requiring use of the gate, AIRLINE shall relocate the aircraft to either another gate location designated by Northwest or to a remote parking area designated by MAC or MAC’s agent.  AIRLINE shall be responsible for the cost of parking its aircraft on another gate designated by Northwest or within a remote parking area designated by MAC.

E.             AIRLINE assumes responsibility for its above-wing operations through use of AIRLINE’s employees or a 3rd party handler.

F.             AIRLINE shall secure ticket counter and outbound baggage areas from MAC and shall be responsible for all costs relating to the use of or construction of such areas.

G.            AIRLINE shall pay MAC all fees related to its use of a gate and the FIS facility as required by the Airline Agreement.

H.            In the event Airline exercises its rights pursuant to Section III.C.3 of the 2007A Amendment, AIRLINE agrees to indemnify, defend, save and hold harmless MAC and Northwest and their respective Commissioners, officers, and employees (collectively, “Indemnitees”) from and against any and all liabilities, losses, damages, suits, actions, claims, judgments, settlements, fines or demands of any person other than an Indemnitee arising by reason of injury or death of any person, or damage to any property, including all reasonable costs for investigation and defense thereof (including but not limited to attorneys’ fees, court costs, and expert fees), of any nature whatsoever arising out of or incident to the use or occupancy of, or operations of AIRLINE at or about the Gates unless such injury, death or damage is caused by (i) the negligent act or omission of an Indemnitee whether separate or concurrent with negligence of others, including AIRLINE.  MAC and Northwest shall give AIRLINE reasonable notice of any such claims or actions. In indemnifying or defending MAC and Northwest, AIRLINE shall use legal counsel reasonably acceptable to MAC and Northwest and shall control the defense of such claim or action.

6.             Northwest Commitments

A.            AIRLINE will have gate access in accordance with Article III. of the Airline Agreement.

B.            To the best of Northwest’s ability, the gate designated for AIRLINE’s operation shall be clear of Northwest’s equipment and accessories 30 minutes in advance of the AIRLINE’s scheduled arrival.

C.            To the best of Northwest’s ability, neither Northwest nor its equipment shall prevent the Ground Handling Company from reasonable use of and access to the FIS bag room in accordance with this MOU.

7.             Notices

All notices and other communications under this Agreement shall be effective two (2) business days after deposit with the United States Postal Service, first class, postage prepaid, or when hand delivered or transmitted by facsimile, and shall be in writing and addressed to the parties at the following addresses:

To Northwest:	Northwest Airlines, Inc.
2700 Lone Oak Parkway (Dept. A1135)
Eagan, MN 55121-1534
Fax No. (612) 727-6041
Attention: Vice President - Facilities & Airport Affairs

To AIRLINE:

To MAC:	Metropolitan Airports Commission
6040 28th Avenue South
Minneapolis, MN 55450
Attn: Director, Commercial Management & Airline Affairs

Either party may change the address at which notice is to be made by providing notice of the change to the other party, in writing, in the manner provided for in this Section 6.

8.             Governing Law

This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota.

9.             Integration; Amendment and Modification

This Agreement embodies the entire agreement between the parties hereto relative to the subject matter hereof and shall not be modified, changed or altered in any respect except in writing.

10.          Counterparts

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one agreement.

IN WITNESS WHEREOF, the parties hereto signed and executed this instrument the day and year first above written, but effective as of the date set forth in Section 3.

Date:

, 2007

METROPOLITAN AIRPORTS COMMISSION

By:

Date:

, 2007

AIRLINE

Date:

, 2007

NORTHWEST AIRLINES, INC.